UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

[The Registrant is amending this filing to revise the change in independent public accountant exhibit (EX-99.IND PUB ACCT) to include the letter from the prior independent public accountant.]

Investment Company Act file number : 811- 23373

NORTH SQUARE INVESTMENTS TRUST
(Exact name of registrant as specified in charter)

200 West Madison Street, Suite 2610
Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

Alan E. Molotsky, Esq.

North Square Investments Trust

200 West Madison Street, Suite 2610

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 857-2160

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

NORTH SQUARE SPECTRUM ALPHA FUND
NORTH SQUARE DYNAMIC SMALL CAP FUND
NORTH SQUARE ADVISORY RESEARCH SMALL CAP GROWTH FUND
NORTH SQUARE MULTI STRATEGY FUND
NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND
NORTH SQUARE TACTICAL GROWTH FUND
NORTH SQUARE TACTICAL DEFENSIVE FUND
NORTH SQUARE TRILOGY ALTERNATIVE RETURN FUND
MAY 31, 2023

North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Shareholder Letters	1
Fund Performance	17
Schedules of Investments	33
Statements of Assets and Liabilities	65
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	76
Notes to Financial Statements	93
Report of Independent Registered Public Accounting Firm	108
Supplemental Information	109
Expense Examples	114

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

Discussion of Fund Performance

A letter from David Appleby, Vice President - Risk, Quantitative Analysis and Portfolio Construction of NSI Retail Advisors, LLC and Portfolio Manager of the North Square Spectrum Alpha Fund.

Dear Shareholder,

The headline return of 9.7% for the S&P 500 in the leading 5 months of 2023 is not representative of the experience of the average stock in the US equity market. After a tumultuous year for both equity and fixed income in 2022, Big Tech and companies associated with the nascent AI movement have pushed the index higher while the S&P 500 equal weight index has declined. Though inflation has eased meaningfully with the CPI declining from a year over year rate of 9.1% in June 2022 to 4% in May 2023, it remains uncomfortably elevated and the ongoing message from the Federal Reserve is to expect higher interest rates for longer. As interest rates have risen in response to inflation and the post COVID rebound in economic growth has waned, companies have been forced to adapt to a new operating environment. Investment banks are suddenly dealing with a drop in M&A activity as the strategy of acquisition through low-cost debt becomes less tenable. Within an evolving investment landscape, compelling valuation and growth opportunities exist for the discerning investor. The small cap universe, while often more volatile than large cap indexes, offers the potential to differentiate as the market shifts away from a regime of low interest rates and accommodative policy through its diverse selection of companies.

The North Square Spectrum Alpha Fund is an allocation strategy designed to bring together experienced active managers that can provide distinctive approaches within the smaller capitalization equity marketplace. The strategy combines differentiated funds across style and smaller capitalizations seeking to improve alpha generating potential in an allocation with a similar risk profile to the Russell 2000. For the fiscal year ending May 31, 2023, the North Square Spectrum Alpha Fund (Class I Shares) returned -2.08%. By comparison, the Russell 2000 index returned -6.14%.

Recent equity market volatility from the rapid change in inflation and interest rates regime has allowed small cap managers to opportunistically invest across a much broader selection of companies and feel less encumbered by the need to hold a handful of specific index names. A near banking crisis from the collapse of specialty banks focused on the venture capital and cryptocurrency industries was particularly detrimental to small cap banks and drove significant underperformance in the small value index (Russell 2000 Value: -11.50%) relative to the core index. The North Square Advisory Research Small Cap Value Fund (Cl I: -8.00%) outperformed the small value index for the fiscal year, but was the largest detractor to the overall returns for the Spectrum Alpha Fund. The largest holding within the Fund, the North Square Dynamic Small Cap Fund (Cl I: 0.76%), had positive returns for the year and was the largest contributor to the Fund’s outperformance for the year. Small caps in general underperformed the large cap indexes for the fiscal year, but the unique combination of managers within the Spectrum Alpha Fund allowed the Fund to not only outperform the Russell 2000 Index but also the S&P 500 equal weighted index (-4.31%).

Though the investment climate may continue to be difficult, the current selection of managers inspires confidence in our ability to navigate its impact on the small cap universe. North Square and NSI Retail Advisors continue to seek additional managers and strategies that would further enhance the portfolio’s opportunity set. We appreciate your confidence in North Square Investments.

Sincerely,

David Appleby

Vice President – Risk, Quantitative Analysis and Portfolio Construction & Portfolio Manager

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Market Risk, Micro-Cap, Small, and Mid-Sized Company Risk, Foreign and Emerging Market Company Risk, Affiliated Underlying Funds Risk, Blend Style Risk, Derivatives Risk, and ETF and Mutual Funds Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth in the Fund’s prospectus. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

Effective January 11, 2022, the Russell 2000® Index has replaced the Russell 2000 Total Return Index as the Fund’s primary benchmark as the Russell 2000 Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

The Russell 2000 Index, the Fund’s benchmark, is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The volatility (beta) of an account may be greater or less than its respective benchmark. It is not possible to invest directly in an index.

All indexes are shown for comparative purposes only. One cannot invest directly in an index. A market “drawdown” measures the percentage decline from a peak to a trough.

The views in this letter are those of the Fund’s direct advisor and were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund’s foreign investments. Please see the prospectus for a more complete discussion of the fund’s risks.

Discussion of Fund Performance

A letter from Peter Algert, Chief Investment Officer of Algert Global LLC and Portfolio Manager of the North Square Dynamic Small Cap Fund.

Dear Shareholders,

U.S. small-cap stocks continued to exhibit a volatile return pattern over the 12-months ending May 31, 2023. Significant global inflationary pressures, the war in Ukraine and concerns regarding the viability of several U.S. regional banks were among factors contributing to the volatility. After posting poor returns for much of 2022, U.S. small cap stocks rebounded strongly at the beginning of the year however gave up much of their gains in the subsequent months. For the trailing 12-month period, the North Square Dynamic Small Cap Fund (Class I Shares) returned 0.76%, outperforming its benchmark, Russell 2000 Total Return index, which returned -4.68%.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

For the trailing 12-month period, stock selection contributed positively to Fund performance. The Fund also benefitted from portfolio exposures to various risk factors (e.g. a company’s industry, leverage, liquidity and beta characteristics).

Catalyst

The Fund’s Catalyst-related insights were the primary positive contributor to performance for the year. Catalyst insights seek to gather sentiment from a variety of market participants including investors, company management and sell-side analysts. Given the rapid shift in sentiment during much of the 12-month period, Catalyst insights relatively short investment horizon were better positioned to navigate the volatile environment compared to other types of investment insights.

Quality

Quality-related insights also contributed positively to the performance of the Fund. Quality insights measure a variety of fundamental characteristics to assess a company’s resilience and ability to operate efficiently regardless of its external environment. These types of insights performed relatively well during the U.S. regional banking crisis in the early part of 2023, as investors risk appetite diminished.

Relative Value

Relative Value-related insights detracted modestly from the Fund’s performance over the trailing 12-month period despite exhibiting periods of strong performance. Relative Value insights were in and out of favor with investors as sentiment shifted in terms of potential for further tightening. Historically, valuation-oriented insights tend to perform better coming out of an economic slowdown than going into one. As a result, these types of insights have struggled to maintain a sustained period of outperformance as markets have been undecided on the direction of the economy.

Risk Factors

Active exposures to various risk factors contributed positively to performance over the trailing 12-month period driven primarily by the Fund’s industry positioning. Other risk factors including leverage, volatility and liquidity detracted from performance. While the Fund’s various risk exposures were beneficial over the measurement period, we expect them to have minimal impact on the Fund’s relative performance over a full market cycle.

Fund Positioning for the Future

The Fund aims to be diversified across its three main investment themes, Relative Value, Quality and Catalyst. While it appears that the pace of inflation is easing in the U.S., current levels are higher than stated targets and we believe elevated rates and inflation may persist. Given this economic backdrop we expect the Fund’s Quality-driven positioning will be beneficial for the portfolio and should be the dominant theme in the near term. We continue to favor Catalyst- driven positions relative to Value due in part to the expectation of outperformance of firms with attractive trends in underlying business fundamentals.

Sincerely,

Peter Algert

Chief Investment Officer

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, ETF Risk, Foreign Investment Risk, IPO Risk, Liquidity Risk, Management and Strategy Risk, Market Risk, Portfolio Turnover Risk, Preferred Stock Risk, Real Estate Investment Trust (“REIT”) Risk, Reliance on Technology Risk, Small Cap Company Risk, and Value-Oriented Investment Strategies Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth in the prospectus. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The Russell 2000 Index, the Fund’s benchmark, is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is shown for comparative purposes only. One cannot invest directly in an index.

Cash flow is the amount of cash that comes in and goes out of a business. Companies take in money from sales as revenues and spend money on expenses.

Discussion of Fund Performance

A letter from Andrew Cupps, Managing Director of Advisory Research, Inc. and Portfolio Manager of the North Square Advisory Research Small Cap Growth Fund.

Dear Shareholder,

The investment environment for the fiscal year ending May 31, 2023 was defined by a resilient economy that moved only very slowly past peak inflation such that the Fed remained committed to rate increases through the period and into the summer of 2023. Over the course of the 12 months there were three distinct market rallies as investors positioned for more optimistic scenarios on the inflation and interest rate front, but each rally reversed in investor frustration as the economy showed more strength and the Fed showed more resolve than expected. By the end of the back and forth volatility, the benchmark Russell 2000 Growth1 barely budged, but the economy did make important strides in returning to health as supply chains steadily recovered from the turmoil created by government COVID shutdowns, and excess demand created by aggressive government COVID spending finally wound down toward pre-COVID levels. The sideways movement by small cap growth stocks, commonly known as market consolidation, may ultimately prove to be constructive for investors as periods of consolidation often serve as a foundation for more durable advances.

For the period June 2022 through May 2023, the benchmark Russell 2000 Growth Total Return Index was up 2.68% while the North Square Advisory Research Small Cap Growth Fund (the “Fund”) was down -1.74%. The group behavior of this period has been unusual. Most corrections have a cyclical orientation as rate increases choke off economic activity and reduce demand for discretionary goods and larger ticket financed products such as autos, housing and big industrial products. That pattern often results in poor performance by retail, housing, construction, and industrial companies as lower demand leads to lower earnings. This market cycle has been nearly the opposite as the industrial sector has been one of the strongest performers and the consumer discretionary group has been led higher by housing-related stocks that have been among the leading groups straight through the interest rate hikes that typically weigh on those stocks. One of the homebuilders that has delivered tremendous results even as rates have increased, and which generated strong results for the Fund, is GreenBrick Partners. The company focuses its development in strong housing markets including Dallas, Austin and Atlanta and has seen resilient demand as those areas benefit from migration from other states. Elsewhere, the technology sector was flat overall, but contained many winners and losers. Big technology contributors for the Fund included Impinj, the leader in RFID technology which retail companies use to track inventory, and Symbotics, a disruptor in the warehouse automation market, which has developed an integrated system of robots to manage inventory throughout a warehouse. Two detractors in the sector were hurt by the COVID supply chain disruptions. SiTime, an innovator in electronic components has developed an inexpensive silicon-based solution for the timing function in computers and handsets that has been rapidly taking market share against the more expensive traditional quartz solution, but missed revenue after customers accumulated too much inventory. Velo3D is a 3D printer with a unique ability to print complex shaped industrial parts in metal, especially for the rapidly growing space and aerospace industries. Like SiTime, Velo3D suffered from COVID supply chain disruptions that pressured its revenue. The COVID supply chain issues affected industrial companies too, and Titan International, which dominates the market for mining and agricultural tires and wheels and was a good performer for the fund last year, was a detractor this year as customers paused to right-size their inventory.

The year ahead features the known risk of inflation, which while falling, is still above acceptable levels, and the accompanying risk of the Fed navigating decisions around the timing and magnitude of hikes or cuts. Among positive harbingers for the small cap growth universe is the fact that larger growth stocks, which often move before smaller growth stocks, have rocketed to new highs mid-way through 2023. Additionally, the economy continues to show resiliency, perhaps as a function of “rolling recession” that has reset various sectors at different times rather than the more typical scenario in which the broader economy suffers simultaneously. Our team sees potential in a number of attractive company-specific opportunities, and we suspect that if inflation continues on its path lower, the Fed can end its hiking cycle and stocks will perform better, though if inflation proves to be sticky, returns will likely be more muted.

[1]	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book rations, higher I/B/E/S (Institutional Brokers’ Estimate System) forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

On behalf of all the dedicated members of the Advisory Research team, I thank you for investing in the North Square Advisory Research Small Cap Growth Fund.

Sincerely,

Andrew Cupps

Managing Director

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Sector Focus Risk, Portfolio Turnover Risk, Market Risk, Small-Cap Company Risk, Cybersecurity Risk, Preferred Securities Risk, Convertible Securities Risk, ETF Risk, Currency Risk, Emerging Market Risk, Growth-Style Investing Risk, Foreign Investment Risk, and Management and Strategy Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth in the Fund’s prospectus. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The Russell 2000 Growth Index is unmanaged, its return assumes reinvestment of dividends and, unlike mutual funds returns, does not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

Discussion of Fund Performance

A letter from David Appleby, Vice President - Risk, Quantitative Analysis and Portfolio Construction of NSI Retail Advisors, LLC and Portfolio Manager of the North Square Multi Strategy Fund.

Dear Shareholder,

Upon first glance at the headline 9.7% return for the S&P 500 equity index in the leading 5 months of 2023, one would expect to read about a positive economic outlook and improving conditions for financial markets. These results appear distantly removed from the reality of elevated levels of inflation and a near bank crisis that required swift government intervention. Closer examination of the drivers of performance for the period, however, shows that Big Tech made a strong recovery during the period while multiple sectors posted negative returns. Additionally, companies affiliated with the nascent artificial intelligence movement have captured an euphoria reminiscent of the hype ridden acceleration in late 2020/early 2021 related to technical companies. The advance in this select group of companies has propelled the S&P 500 (+2.92%) and most distinctly the Russell 1000 Growth (+9.55%) to recover from the broad market drawdowns in the second half of 2022 into positive returns for the fiscal year ending May 31, 2023. The Russell 1000 Value Total Return, on the other hand, experienced losses of 4.55% over the same period. This divergence between technology companies and more economically sensitive segments within the US equity market is symptomatic of the unresolved economic uncertainties caused by the exigent factors affecting the economy over the previous 3 years.

The collapse of specialty banks focused on the venture capital and cryptocurrency industries renewed concerns for the ramifications of elongated monetary accommodation followed but a dramatic shift in interest rates. These specialty banking institutions, however, rested on fault lines in the financial infrastructure built through an extended period of low interest rates. It is reasonable to presume that the greatest beneficiaries of the past decade+ would be the areas of greatest friction when the operating environment shifted. As lower rates continued over time, a paucity of safe return opportunities drove investors to tolerate greater levels of risk. Without disruption, the process mutes the ability to recognize the level of risk taken and the scale to which risk accumulates within the financial system as a whole. While the catalyst for the crisis was unrealized losses in the bank’s capital due to a rapid change in interest rates, the mechanism was continuously lending to businesses that rely on regular cash infusion and unsustainable asset price inflation to remain going concerns. While the specter of crisis appears contained at present, it should act as a warning that there are other opaque markets that expanded significantly with the aid of low-cost debt. Furthermore, the concern remains that the shock to the banking system could encourage further tightening in credit conditions due to higher risk aversion by regional banks, which intensifies the effect of higher interest rates on the economy. As the flow of debt is often the fuel for new economic growth, the probability that this rate hike cycle will end without an economic contraction declines.

The North Square Multi-Strategy Fund (Class I Shares) returned -0.38% for the fiscal year ending May 31, 2023. Comparatively, the Russell 3000 Total Return Index returned 2.03%, and the Bloomberg US Aggregate Bond Index declined by -2.14%. Growth equities have led the recovery in US equity markets from the lows in 2022. While overall valuations within growth equities did moderate in 2022, the lack of breadth in the current rally has encouraged patience in our core-value allocation across equities. Given the uncertain economic environment, equity markets remain sensitive to further drawdowns that could sharply impact the stocks that have seen the strongest gains in recent months. On the other hand, if the economy avoids further setbacks our equity allocation should benefit from a more broad-based recovery, particularly our selection of small cap equity holdings. While our overall allocation to small-cap detracted from performance for the fiscal year, we believe the lack of concentration risk and the valuation opportunity relative to larger capitalization stocks makes the small cap market uniquely poised for long term outperformance.

While the results for the aggregate bond index have not been positive during the fiscal year, the yield opportunity has improved appreciably since the onset of the Federal Reserve rate hike cycle. The effective Federal Funds Rate has risen from 0.05% on May 31st, 2020 to 5.06% as of May 31st, 2023, translating into higher yields across the US treasury yield curve. Furthermore, corporate spreads meaningfully expanded in 2022 and have since begun to taper as the market internalizes the shift in interest rate regime. Low quality, high yield corporate debt, however, remains the sharpest area of concern, particularly as a large volume of debt financed at exceptionally low rates during the COVID crisis mature over the next 2 years. This environment appears particularly favorable to our investments across fixed income and flexible income solutions. The North Square McKee Bond Fund (Cl I: -1.33%) focuses on high quality fixed income investments across Treasuries, government agencies and investment grade debt. Our largest income-focused holding, the North Square

Preferred & Income Securities Fund (CL I: 1.25%), invests primarily in a variety of preferred securities to enhance yield opportunity on a risk-adjusted basis. The combination of the two holdings allows us to capture the current yield opportunity through a variety of income producing securities while limiting our exposure to lower credit quality.

In general, we continue to believe this environment to be most conducive to flexible active managers with a focus on evaluating the relative merits of fundamental opportunities. The current holdings within the Multi Strategy Fund provide a diverse cross-section of investment strategies, and we believe the Multi Strategy Fund is well-equipped to meet a variety of market environments; nevertheless, North Square and NSI Retail Advisors continue to seek new managers and strategies that further enhance the portfolio’s opportunity set. We appreciate your continued confidence in North Square Investments.

Sincerely,

David Appleby

Vice President – Risk, Quantitative Analysis and Portfolio Construction & Portfolio Manager

*Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Bank Loan Risk, Convertible Securities Risk, Credit Risk, Currency Risk, Emerging Market Risk, Equity Risk, ETF and Mutual Funds Risk, Fixed Income Securities Risk, Foreign Investment Risk, Government-Sponsored Entities Risk, Growth-Oriented Investment Strategies Risk, High Yield (“Junk”) Bond Risk, Inflation- Linked Securities Risk, Interest Rate Risk, IPO Risk, Large Cap Company Risk, Liquidity Risk, Management and Strategy Risk, Market Risk, Mortgage-Backed and Asset-Backed Securities Risk, Municipal Securities Risk, Preferred Stock Risk, Small and Mid Cap Company Risk, Value-Oriented Investment Strategies Risk, and Warrants and Rights Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

The 10-year Treasury yield is the yield that the U.S. government pays investors that purchase the Treasury’s 10-year note. Purchase of the 10-year note is essentially a loan made to the U.S. government.

The Russell 3000® Index is a capitalization-weighted stock market index that seeks to be a benchmark of the entire U.S stock market.

The Bloomberg US Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index is frequently used by investors as a “stand-in” for measuring the performance of the US bond market.

All indexes are shown for comparative purposes only. One cannot invest directly in an index.

The views in this letter are those of the Fund’s direct advisor and were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund’s foreign investments. Please see the prospectus for a more complete discussion of the fund’s risks.

Discussion of Fund Performance

A letter from John L. Cassady III, CFA, Chief Investment Officer, and Brandon Bajema CFA, CPA, Sr. Portfolio Manager, Portfolio Managers of the North Square Preferred and Income Securities Fund.

Dear Shareholders,

The economic events during the North Square Preferred and Income Securities Fund’s (the “Fund”) fiscal year ended May 31, 2023, have been truly extraordinary. The June 2022 U.S Consumer Price Index came in at 9.1% year over year, non-seasonally adjusted. Economic historians would need to look back to the year 1981 to see comparable inflation rates. For its part, the Federal Reserve (“Fed”) had just embarked on a rate hike cycle, but the upper bound of the Fed Funds target rate was still at 1.0%. Across the US Treasury yield curve, investors had to look to maturities beyond 10 years to find any yields above 3%. By the end of the fiscal year, the Fed had increased the Fed Funds rate to 5.25%, the yield curve was deeply inverted, and all U.S. Treasury maturities had yields above 3.5%. Additionally, the 6-month Treasury Bill yield stood at an eye-popping 5.42%.

Those events in themselves were certainly enough to keep fund managers pre-occupied, but during the month of March, the banking system and preferred securities experienced a spasm that reverberated across financial markets. In the United States, some banks experienced deposit flight as customers began to seek higher money market rates and began to question the safety of their deposits in certain financial institutions. In the capital markets, investors began to question which banks would be next to experience a bank run, insufficient capital requirements, or insolvency. Ultimately, regulators shut down Signature Bank, Silicon Valley Bank, and First Republic Bank.

Meanwhile, across the Atlantic, Credit Suisse (CS) had been facing capital shortfalls of its own after repeated attempts at restructuring the bank. When one of its flagship investors, the Saudi National Bank, announced that it had no intentions of providing fresh capital, its stock price and Additional Tier 1 (AT1) securities began to plummet. Ultimately, the Swiss regulators determined that CS had reached the point of non-viability and orchestrated a take over by UBS. The regulator also announced the CS AT1 securities would be completely written off, leaving its AT1 investors with nothing. These actions weighed heavily on the broader AT1 market as investors began to question the viability of the entire asset class.

The Fund provided investors with a total return of 1.25% for the fiscal year, while its benchmark (the ICE BofA Fixed Rate Preferred Securities Index) returned -1.38%. During the first part of the fiscal year, Red Cedar Investment Management (“RCIM”) sought out corporate hybrids of issuers that no longer needed rating agency credit for capital and would be calling their securities soon. As valuations of preferred securities continued to climb through December 2022, RCIM made the decision to position the fund more defensively with regard to higher credit quality and more conservative option structures. As the events of March 2023 unfolded, the Fund did not hold any preferreds of the failed bank issuers and had a rather small allocation to AT1s in general. After careful analysis, it was RCIM’s belief that the banking troubles were not a systemic problem but rather an idiosyncratic issue to a handful of banks. Because the preferred structure was now being called into question, prices of many issuers fell to deep discounts as market participants believed they would never be called. RCIM believed that most of these structures would ultimately be called and began adding aggressively to AT1s and US regional bank preferreds. As we ended the fiscal year, these investment decisions have been value added to the fund.

Throughout the market turmoil of FY 2023, Red Cedar believes it has added value for the Fund’s investors. The ability to move quickly and respond rapidly to changing conditions while actively managing the Fund’s risk and reward was a key tenant of the Fund’s performance. As always, we remain committed to this same vigilance moving forward as we strive to add value for the Fund’s investors.

Regards,

Brandon Bajema CFA, CPA

Senior Portfolio Manager

John L. Cassady III, CFA

CIO

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing, including an in-vestment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Credit and Subordination Risk, Preferred Securities Risk, Hybrid Security Risk, Additional Tier 1 Securities Risk, Optionality Risk, Foreign Investments Risk, Rule 144A and Regulation S Securities Risk, Currency Risk, Emerging Markets Risk, Derivatives and Hedging Transactions Risk, and LIBOR Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth in the Fund’s prospectus. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

A basis point (bp) is a standard measure for interest rates and other percentages in finance, representing one-one hundredth of one percent. 100 basis points = 1.0 percent.

AT1s, also known as contingent convertible securities, are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some AT1s provide for an automatic write- down of capital under such circumstances.

Discussion of Fund Performance

A letter from Paul Frank of NSI Retail Advisors, LLC and Portfolio Manager of the North Square Tactical Growth Fund.

Dear Shareholder,

The North Square Tactical Growth Fund follows a rules-based, disciplined, proprietary model that guides us in building a multi-asset class portfolio of Exchange Traded Funds (“ETFs”). We quantitatively rank all ETFs that pass our initial fundamental review for their ability to compensate for their risk. The Tactical Growth Fund will purchase and hold ETFs showing strength, and it will sell or not consider for purchase ETFs showing weakness. The Tactical Growth Fund’s objective is to produce long-term equity-like returns with less volatility than passive equity investments.

For the year ending May 31, 2023, the Tactical Growth Fund (Class I Shares) returned 1.33%. The Fund’s benchmark, the Morningstar Moderately Aggressive Target Risk Index, returned -1.26%. The S&P 500 Index returned 2.92% and the NASDAQ Composite Index gained 8.04%.

The Bloomberg U.S. Agg Total Return Index returned -2.14%.

The Fund started the fiscal year on June 1, 2022, with a slightly conservative portfolio. We had 60% of the Fund invested in equity ETFs, 8% in a fixed-income ETF, and 32% in cash.

The first five months of 2022 were very volatile, and our goal was to protect capital. The Fund moved to a more conservative stance later in the Spring when we sold the fixed-income and a core U.S. equity holding. A stock market rally failed in the summer and in the fall the markets were making new multi-year lows. The Fund stayed static during these months with a portfolio split evenly between U.S. equities and cash.

The market appears to have made a bottom in October 2022. Our Sharpe ratio process had us add equities and by October 31 we held 65% U.S. equity and 35% cash. In January we added two asset classes to the portfolio with additions in international equity and metals & mining. We added more international exposure in March and ended the quarter with 62% invested in U.S. equities, 10% international equities, and 28% cash. May saw us add positions in international fixed income while keeping our equity positions unchanged.

We ended the fiscal year on May 31, 2023, with multiple asset classes. Our ETFs represented U.S. equity (64%), International equity (10%), International fixed-income developed markets (5%) and emerging market fixed-income (5%), and cash (16%).

The Tactical Growth Fund followed its process during the year and our allocation changes helped limit losses and volatility. Our goal is to build a diversified multi-asset portfolio that compensates its investors for market risk.

Sincerely,

Paul Frank

Portfolio Manager

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Derivatives Risk, Market Risk, Equity Risk, Fixed Income Securities Risk and Growth-Oriented Investment Strategies Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 77.5% global equity exposure.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

The NASDAQ Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange.

The Bloomberg US Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index is frequently used by investors as a “stand-in” for measuring the performance of the US bond market.

All indexes are shown for comparative purposes only. One cannot invest directly in an index.

The views in this letter are those of the Fund’s direct advisor and were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund’s foreign investments. Please see the prospectus for a more complete discussion of the fund’s risks.

Discussion of Fund Performance

A letter from Brad Thompson, Director - Multi Asset Class Solutions of NSI Retail Advisors, LLC and Portfolio Manager of the North Square Tactical Defensive Fund.

Dear Shareholder,

Over the past twelve months ending in May 2023, we have witnessed two distinct investment environments. From May 2022 through mid-October, equity markets experienced a significant downturn, with major US market indices plunging further into bear market territory. Between May 31st, 2022, and October 14th, 2022, the S&P 500 declined by -12.74%, the Bloomberg US Aggregate Bond index fell by -7.60%, and the Fund’s benchmark, the Morningstar Moderate Target Risk index, decreased by -12.17%. However, the Tactical Defensive Fund performed relatively well during this market weakness, with only a modest decline of -1.71%. During that period, the fund strategically allocated into cash instead of fixed income for its defensive positioning due to bond weakness and rising rates. Several geopolitical and economic events contributed to the market downturn, including the escalation of the conflict between Russia and Ukraine, record-high gasoline prices, surging oil prices, sanctions on Russia, halted wheat production in Ukraine, and COVID-19 lockdowns in China.

By November 2022, equity markets appeared to have reached a bottom and started to recover from the bear market. The Federal Reserve implemented tighter monetary policies with higher interest rates, and market sentiment reflected a slowdown in inflation. However, from November 15th, 2022, to March 15th, 2023, the S&P 500 traded sideways with substantial volatility, resulting in a decline of -1.89%. The US equity markets then experienced a rally from March to May 2023, primarily driven by a few large-cap technology companies. It is important to note that this rally exhibited weak market breadth, with only a handful of stocks leading the upward movement.

For the fiscal year ending on May 31, 2023, the North Square Tactical Defensive Fund (Class I Shares) delivered a return of -3.70%, compared to a decline of -1.54% for its benchmark, the Morningstar Moderate Target Risk Index. In contrast, the S&P 500 Total Return Index posted a positive return of 2.92%.

The Tactical Defensive Fund employs a strategy that attempts to balance safety and return by analyzing long and short-term market trends. The portfolio’s core allocation is governed by the longer-term Cyclical Trend (CT) measure, while the satellite allocation is influenced by the shorter-term Dynamic Trend (DT) measure, which prioritizes safety. During the reviewed period, the long-term measure remained fully defensive from May 2022 until January 23rd, 2023 when the long term measure called for full equity exposure. There were slight weakening signals on March 27th to April 17th and again from May 11th until the end of the period. The Dynamic Trend measure, on the other hand, switched on and off multiple times throughout the period. Although most of the trades were routine, an exception occurred during the banking crisis when Silicon Valley Bank failed. The model had signaled full equity exposure on March 6th, but the bank’s failure sent shockwaves through risk markets, resulting in a painful whipsaw trade that significantly impacted the fund’s negative return for the period. From then until the end of the fiscal year, which concluded on May 31, 2023, the fund maintained a moderate equity allocation of 50 to 75% coinciding with the ongoing debt ceiling debate in Washington DC.

There are several issues that have the potential to impact markets over the next 6 to 12 months. While markets are pricing in two Federal Reserve rate cuts by the end of the year, the Federal Reserve has indicated that it does not intend to reduce rates in 2023. If the Fed maintains its current stance, it could have implications for market pricing action. The probability of a recession remains high, and market valuations have reached concerning levels. Inflation continues to pose a risk, as current levels remain significantly higher than the Fed’s 2% target. Global inflationary pressures, the aftermath of the regional banking crisis, potential credit tightening, and the narrow leadership and weak market breadth of performing stocks in the first five months of 2023 are all causes for concern. It remains uncertain whether the narrow leadership will uplift other stocks or if corrective price action will ensue.

Given the economic outlook for the next six months, characterized by uncertainty, active management plays a vital role in an overall portfolio strategy. Our systematic approach allows us to make allocation decisions during periods of uncertainty. The Tactical Defensive Fund aims to deliver long-term returns comparable to equities while mitigating drawdowns and volatility compared to typical long-only passive strategies. This approach provides the necessary diversification to weather market turbulence.

Sincerely,

Brad Thompson

Director – Multi Asset Class Solutions & Portfolio Manager

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Derivatives Risk, Fixed Income Securities Risk, Equity Risk, Market Risk, Currency Risk, Foreign Investment Risk, and Portfolio Turnover Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderate Target Risk Index, the Fund’s benchmark, seeks approximately 60% global equity exposure.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

The NASDAQ Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange.

The Bloomberg US Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index is frequently used by investors as a “stand-in” for measuring the performance of the US bond market.

All indexes are shown for comparative purposes only. One cannot invest directly in an index.

The views in this letter are those of the Fund’s direct advisor and were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund’s foreign investments. Please see the prospectus for a more complete discussion of the fund’s risks.

Discussion of Fund Performance

A letter from Clayton Wilkin of NSI Retail Advisors, LLC and portfolio manager of the North Square Trilogy Alternative Return Fund.

Dear Shareholder,

2022 presented a difficult market landscape unlike any other in recent years: rampant inflation, stringent Federal Reserve monetary policy, global economic slowdowns, and geopolitical conflicts. Consequently, it led to a bear market throughout the year. However, the beginning of 2023 has witnessed a contrasting scenario. While the market still faces the same headline risks as in 2022, the prospect of the Federal Reserve nearing the end of its rate hikes has sparked a bull market in the NASDAQ Composite Index and S&P 500 Index. Nonetheless, numerous indicators continue to signal an impending recession. We cannot predict the timing, extent, or impact of a potential recession on the market, which is why we believe active management is imperative for your portfolio.

From May 31, 2022 until the end of June 2022, both equities and fixed income experienced negative performance. The Bloomberg U.S. Aggregate Bond Index recorded a loss of -1.57%, while the S&P 500 Index declined by -8.25%. The enduring correlation between equities and fixed income persisted as Fixed Income failed to serve as the usual safe haven during periods of heightened volatility. The unfavorable performance in both asset classes significantly impacted our portfolio, particularly the Equity and Income Positions. Fortunately, the Trilogy Alternative Return Fund incorporates option strategies that provided downside protection, mitigating some of the negative performance. The Equity Position utilized an option collar, while the Market Movement position employed long-put spreads to provide this downside protection.

During the third quarter of 2022, the option strategies that safeguard against downward movements were the primary contributors to the Trilogy Alternative Return Fund’s performance. The inclusion of put options in the Hedged Equity and Market Movement segments buoyed the Fund’s performance, particularly in September, which marked the worst performing month since March 2020. Conversely, the Equity and Fixed Income holdings within the portfolio detracted the most from the Trilogy Alternative Return Fund’s performance in Q3. The positive correlation between risk assets (Equities) and Fixed Income persisted, with the S&P 500 Index declining by -4.88% compared to the Bloomberg U.S. Aggregate Bond Index’s -4.75%. This absence of flight to safety in both asset classes negatively impacted the overall performance of the Trilogy Fund.

The Hedged Equity and Option Income buckets emerged as the primary contributors to the Trilogy Alternative Return Fund’s performance in the fourth quarter of 2022. It was a challenging year for Trilogy Alternative Return Fund as the persistent positive correlation between equities and fixed income adversely affected the Fund, resulting in negative returns for both asset classes. This correlation continued into the fourth quarter, with equities and fixed income delivering positive returns. Among the Hedged Equity holdings, Merck (+29.67%) and Aflac (+28.74%) were the best performing stocks during the quarter. Additionally, all six fixed income ETFs in the Option Income bucket yielded positive gains in Q4, with the iShares Broad USD High Yield Corporate Bond ETF (+4.87%) and the SPDR Portfolio Long Term Corporate Bond ETF (+4.83%) being the most significant contributors. Conversely, the option strategies in the Option Income and Market Movement buckets faced challenges in the fourth quarter due to subdued volatility, which had a detrimental effect on option premiums. Nevertheless, the Fund realized gains from long-dated put spreads that were positively influenced by the market drawdown of 2022. Despite being Trilogy Alternative Return Fund’s worst year since inception, the Fund’s design as an alternative to equity and fixed income markets, encompassing diversification in asset classes with equities, fixed income, and option strategies, enabled Trilogy Alternative Return Fund (-10.48%) to outperform both the S&P 500 Index (-18.11%) and the Bloomberg U.S. Aggregate Bond Index (-13.01%) in 2022.

The first quarter of 2023 witnessed the Hedged Equity strategy as the major contributor to the Trilogy Alternative Return Fund’s performance. Comprised of 25 stocks and equity ETFs fortified by an option collar strategy, the strategy achieved positive results with notable contributions from Apple (+27.11%), WW Grainger (24.16%), and Microsoft (20.52%). Equities as a whole performed well, with the S&P 500 Index concluding the quarter with a total return of +7.50%. The Option Income strategy also added value, with the best performing Fixed Income ETFs being the SPDR Portfolio Long Term Corporate Bond ETF (+6.04%), the VanEck Fallen Angel High Yield Bond ETF (+4.55%), and the iShares Broad USD High Yield Corporate Bond ETF (+4.24%).

Between March 31, 2023 and May 31, 2023, equity markets rebounded primarily led by Mega cap technology names, albeit with narrow breadth. Unfortunately, our dividend-paying large-cap equity names underperformed the overall market due to the Trilogy Alternative Return Fund’s inclination towards value and dividend stocks. During these two months, market volatility remained relatively subdued, with the VIX Index witnessing only two instances of spikes above 20. Consequently, option premiums remained suppressed, limiting the income we could generate through the Option Income strategy.

For the fiscal year ending May 31, 2023, the North Square Trilogy Alternative Return Fund (Class I Shares) delivered a return of -5.56%, while the Bloomberg US Aggregate Bond Index experienced a loss of -2.14%, and the S&P 500 Index gained 2.92%.

As we navigate the ongoing uncertainties, we adhere to a systematic approach that facilitates decision-making. We are confident that the blend of equities, fixed income, and options in our portfolio will provide the necessary diversification for the Trilogy Alternative Return Fund and your portfolio, enabling us to weather a potential prevailing storm.

Sincerely,

Clayton Wilkin

Portfolio Manager

* Call 855-551-5521 or visit northsquareinvest.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Principal Risks of Investing: Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Management and Strategy Risk, ETF and Mutual Funds Risk, Derivatives Risk, Fixed Income Securities Risk, Equity Risk, Market Risk, Currency Risk, Foreign Investment Risk and High Yield (“Junk”) Bond Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see the Fund’s prospectus for additional risk disclosures.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index is frequently used by investors as a “stand-in” for measuring the performance of the US bond market. This index is shown for comparative purposes only.

A market “drawdown” measures the percentage decline from a peak to a trough.

The views in this letter are those of the Fund’s direct advisor and were as of May 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund’s foreign investments. Please see the prospectus for a more complete discussion of the fund’s risks.

North Square Spectrum Alpha Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Russell 2000 Index and the Russell 2000 Total Return Index. The performance graph above is shown for the Fund’s Class I shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index and the Russell 2000 Total Return Index are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year
North Square Spectrum Alpha Fund - Class A
Without Load	-2.25%	2.41%	6.10%
With Load(a)	-7.89%	1.20%	5.47%
North Square Spectrum Alpha Fund - Class I	-2.08%	2.64%	6.40%
Russell 2000 Index	-6.14%	1.38%	5.92%
Russell 2000 Total Return Index	-4.68%	2.74%	7.36%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired all assets and assumed the liabilities of the Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) effective the close of business on May 10, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on May 10, 2019 reflect the performance of the Predecessor Fund. Effective January 11, 2022, the Fund changed names to the North Square Spectrum Alpha Fund (formerly, North Square Oak Ridge Small Cap Growth Fund), changed investment strategy (Note 1), and changed Sub-Advisors to NSI Retail Advisors, LLC (formerly, Oak Ridge Investments, LLC).

North Square Spectrum Alpha Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 1.20% and 1.60%, for Class I shares were 0.97% and 1.35%, which were the amounts stated in the current prospectus dated May 1, 2023. The net expense ratio is higher than the gross as a result of fee recoupment. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.30% and 1.05% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Russell 2000 Total Return Index. The performance graph above is shown for the Fund’s Class I shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Total Return Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year	Since Inception (5/1/23)
North Square Dynamic Small Cap Fund - Class A
Without Load	—	—	—	-0.98%
With Load(a)	—	—	—	-6.69%
North Square Dynamic Small Cap Fund - Class I	0.76%	5.97%	10.85%	—
Russell 2000 Total Return Index	-4.68%	2.74%	7.36%	-0.94%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for less than one year are not annualized.

The Fund acquired all assets and assumed the liabilities of the Oak Ridge Dynamic Small Cap Fund (the “Predecessor Fund”) effective the close of business on May 10, 2019. The Predecessor Fund commenced operations on September 30, 2015 after the conversion of the Algert Global U.S. Small Cap account (the “Predecessor Account”). As a result of each reorganization, the Fund is the accounting successor of each the Predecessor Fund and Predecessor Account. Performance results shown in the performance table above between May 10, 2019 and September 30, 2015 represent the performance of the Predecessor Fund, and performance results shown prior to September 30, 2015 represent the performance of the Predecessor Account. The Predecessor Account was not registered under the

North Square Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Gross and net expense ratios for Class A shares were 1.61% and 1.24%, for Class I shares were 1.36% and 0.99%, which were the amounts stated in the current prospectus dated May 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.24% and 0.99% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Advisory Research Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Russell 2000 Growth Total Return Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Total Return Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

			Since Inception
	1 Year	5 Year	(7/29/16)
North Square Advisory Research Small Cap Growth Fund - Class I	-1.74%	7.67%	9.91%
Russell 2000 Growth Total Return Index	2.68%	2.74%	7.27%

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired all assets and assumed the liabilities of the Oak Ridge Disciplined Growth Fund (the “Predecessor Fund”) effective the close of business on May 10, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on May 10, 2019 reflect the performance of the Predecessor Fund. Effective January 11, 2022, the Fund changed names to the North Square Advisory Research Small Cap Growth Fund (formerly, North Square Oak Ridge All Cap Growth Fund), changed investment strategy (Note 1), and changed Sub-Advisors to Advisory Research, Inc. (formerly, Oak Ridge Investments, LLC).

Gross and net expense ratios Class I shares were 1.36% and 0.94%, respectively, which were the amounts stated in the current prospectus dated May 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.94% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

North Square Advisory Research Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Multi Strategy Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Russell 3000 Total Return Index. The performance graph above is shown for the Fund’s Class A shares; Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Total Return Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year
North Square Multi Strategy Fund - Class A
Without Load	-0.57%	5.94%	9.07%
With Load(a)	-6.30%	4.69%	8.43%
North Square Multi Strategy Fund - Class I	-0.38%	6.39%	9.36%
Russell 3000 Total Return Index	2.03%	10.07%	11.45%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for less than one year are not annualized.

The Fund acquired all assets and assumed the liabilities of the Oak Ridge Multi Strategy Fund (the “Predecessor Fund”) effective the close of business on May 10, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on May 10, 2019 reflect the performance of the Predecessor Fund. Effective September 30, 2021, the Fund changed Sub-Advisors to NSI Retail Advisors, LLC (formerly, Oak Ridge Investments, LLC).

North Square Multi Strategy Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

Gross expense ratio for Class A shares was 1.61% and for Class I shares was 1.36%, which were the amounts stated in the current prospectus dated May 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% and 1.17% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Preferred and Income Securities Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the ICE BofAML Fixed Rate Preferred Securities Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofAML Fixed Rate Preferred Securities Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	Since Inception (6/28/13)
North Square Preferred and Income Securities Fund - Class I	1.25%	9.84%	10.76%
ICE BofAML Fixed Rate Preferred Securities Index	-1.38%	1.89%	3.95%

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired all assets and assumed the liabilities of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”) effective the close of business on May 10, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on May 10, 2019 reflect the performance of the Predecessor Fund. Effective January 11, 2022, the Fund changed names to the North Square Preferred and Income Securities Fund (formerly, North Square Oak Ridge Dividend Growth Fund), changed investment strategy (Note 1), and changed Sub-Advisors to Red Cedar Investment Management, LLC (formerly, Oak Ridge Investments, LLC).

Gross and net expense ratios Class I shares were 1.27% and 0.97%, respectively, which were the amounts stated in the current prospectus dated May 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.97% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

North Square Preferred and Income Securities Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Tactical Growth Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Morningstar Moderate Aggressive Target Risk Index. The performance graph above is shown for the Fund’s Class I shares; Class A shares and Class C performance may vary. Results include the reinvestment of all dividends and capital gains.

The Morningstar Moderate Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year
North Square Tactical Growth Fund - Class A
Without Load	1.04%	4.69%	6.28%
With Load(a)	-4.78%	3.46%	5.65%
North Square Tactical Growth Fund - Class C
Without Load	0.31%	3.90%	5.48%
With Load(b)	-0.62%	3.90%	5.48%
North Square Tactical Growth Fund - Class I	1.33%	4.94%	6.54%
Morningstar Moderate Aggressive Target Risk	-1.26%	5.38%	6.79%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

(b)	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired all assets and assumed the liabilities of the Stadion Tactical Growth Fund (the “Predecessor Fund”) effective the close of business on June 11, 2021. The Predecessor Fund commenced operations on March 23, 2013 after the conversion of the ETF Market Opportunity Fund (the “Acquired Fund”), a series of Aviemore Trust. As a result of each reorganization, the Fund is the accounting

North Square Tactical Growth Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

successor of each the Predecessor Fund and Acquired Fund. Performance results shown in the performance table above between June 11, 2021 and March 23, 2013 reflect the performance of the Predecessor Fund, and performance results shown prior to March 23, 2013 represent the performance of the Acquired Fund.

Gross expense ratios for Class A, C and I shares were 1.75%, 2.51% and 1.51%, respectively, and net expense ratios for Class A, C, and I shares were 1.69%, 2.44% and 1.44%, respectively, which were the amounts stated in the current prospectus dated May 1, 2023. Expense ratios reported for other periods in the Financial Highlights section of this report may differ. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under Rule 12b-1 Distribution Plan) do not exceed 1.30% of the average daily net assets of the each class of the Fund. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Tactical Defensive Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Morningstar Moderate Target Risk Index. The performance graph above is shown for the Fund’s Class I shares; Class A shares and Class C performance may vary. Results include the reinvestment of all dividends and capital gains.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year
North Square Tactical Defensive Fund - Class A
Without Load	-3.93%	3.15%	3.81%
With Load(a)	-9.45%	1.93%	3.20%
North Square Tactical Defensive Fund - Class C
Without Load	-4.68%	2.36%	3.03%
With Load(b)	-5.64%	2.36%	3.03%
North Square Tactical Defensive Fund - Class I	-3.70%	3.36%	4.04%
Morningstar Moderate Target Risk Index	-1.54%	4.47%	5.52%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

(b)	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Tactical Defensive Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

The Fund acquired all assets and assumed the liabilities of the Stadion Tactical Defensive Fund (the “Predecessor Fund”) effective the close of business on June 11, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on June 11, 2021 reflect the performance of the Predecessor Fund.

Gross expense ratios for Class A, C and I shares were 2.02%, 2.77% and 1.77%, respectively, which were the amounts stated in the current prospectus dated May 1, 2023. Expense ratios reported for other periods in the Financial Highlights section of this report may differ. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under Rule 12b-1 Distribution Plan) do not exceed 1.70% of the average daily net assets of the each class of the Fund. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Trilogy Alternative Return Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares with a similar investment in the HFRX Absolute Return Index and the Bloomberg US Aggregate Bond Index. The performance graph above is shown for the Fund’s Class I shares; Class A shares and Class C performance may vary. Results include the reinvestment of all dividends and capital gains.

The HFRX Absolute Return Index and Bloomberg US Aggregate Bond Index are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Average Annual Total Returns

(for the periods ended May 31, 2023)

	1 Year	5 Year	10 Year
North Square Trilogy Alternative Return Fund - Class A
Without Load	-5.72%	-0.34%	0.66%
With Load(a)	-11.13%	-1.52%	0.06%
North Square Trilogy Alternative Return Fund - Class C
Without Load	-6.49%	-1.08%	-0.11%
With Load(b)	-7.42%	-1.08%	-0.11%
North Square Trilogy Alternative Return Fund - Class I	-5.56%	-0.09%	0.89%
HFRX Absolute Return Index	0.30%	1.61%	1.80%
Bloomberg US Aggregate Bond Index	-2.14%	0.81%	1.39%

(a)	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

(b)	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Trilogy Alternative Return Fund
FUND PERFORMANCE at May 31, 2023 (Unaudited) – Continued

The Fund acquired all assets and assumed the liabilities of the Stadion Tactical Trilogy Alternative Return Fund (the “Predecessor Fund”) effective the close of business on June 11, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the table above for periods prior to the close of business on June 11, 2021 reflect the performance of the Predecessor Fund.

Gross expense ratios for Class A, C and I shares were 1.91%, 2.69% and 1.72%, respectively, and net expense ratios for Class A, C, and I shares were 1.68%, 2.43% and 1.43%, respectively, which were the amounts stated in the current prospectus dated May 1, 2023. Expense ratios reported for other periods in the Financial Highlights section of this report may differ. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under Rule 12b-1 Distribution Plan) do not exceed 1.38% of the average daily net assets of the each class of the Fund. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

North Square Spectrum Alpha Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 1.0%
4,400	iShares® Russell 2000 ETF	$764,588
	TOTAL EXCHANGE-TRADED FUNDS (Cost $753,837)	764,588

	MUTUAL FUNDS — 98.6%
744,105	North Square Advisory Research Small Cap Growth Fund, Class I(a)	7,939,603
1,456,503	North Square Advisory Research Small Value Fund, Class I(a)	13,341,571
4,574,711	North Square Dynamic Small Cap Fund, Class I(a)(b)	51,008,031
	TOTAL MUTUAL FUNDS (Cost $87,130,154)	72,289,205

	SHORT-TERM INVESTMENTS — 0.5%
364,147	First American Treasury Obligations Fund, Class X, 5.01%(c)	364,147
	TOTAL SHORT-TERM INVESTMENTS (Cost $364,147)	364,147
	TOTAL INVESTMENTS — 100.1% (Cost $88,248,138)	$73,417,940
	Liabilities in Excess of Other Assets — (0.1)%	(95,845)
	NET ASSETS — 100.0%	$73,322,095

(a)	Affiliated Company. See Note 11.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2023, the percentage of net assets invested in North Square Dynamic Small Cap Fund, Class I were 69.6% of the Fund.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Exchange-Traded Funds	1.0%
Mutual Funds	98.6%
Short-Term Investments	0.5%
Total Investments	100.1%
Liabilities in Excess of Other Assets	-0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.0%
	COMMUNICATIONS — 3.1%
	CABLE & SATELLITE — 0.3%
26,290	WideOpenWest, Inc.(a)	$199,804

	ENTERTAINMENT CONTENT — 0.3%
14,820	AMC Networks, Inc., Class A(a)	167,614
5,870	Inspired Entertainment, Inc.(a)	80,595
		248,209
	INTERNET MEDIA & SERVICES — 0.5%
7,680	Shutterstock, Inc.	382,234

	PUBLISHING & BROADCASTING — 0.8%
17,430	New York Times Co. (The), Class A	617,371

	TELECOMMUNICATIONS — 1.2%
2,490	Cogent Communications Holdings, Inc.	153,185
43,220	GOGO, Inc.(a)	650,460
2,400	IDT Corp., Class B(a)	72,936
6,830	Ooma, Inc.(a)	90,976
		967,557
	TOTAL COMMUNICATIONS	2,415,175

	CONSUMER DISCRETIONARY — 13.7%
	APPAREL & TEXTILE PRODUCTS — 1.5%
1,984	Deckers Outdoor Corp.(a)	942,400
9,880	On Holding AG(a)	271,206
		1,213,606
	AUTOMOTIVE — 0.4%
10,620	Harley-Davidson, Inc.	330,388

	CONSUMER SERVICES — 0.1%
5,580	AirSculpt Technologies, Inc.	47,095

	HOME CONSTRUCTION — 2.3%
7,747	Forestar Group, Inc.(a)	157,497
11,170	Green Brick Partners, Inc.(a)	534,708
2,710	Meritage Homes Corp.	312,544
10,500	Taylor Morrison Home Corp.(a)	445,515
11,980	TRI Pointe Group, Inc.(a)	349,936
		1,800,200
	LEISURE FACILITIES & SERVICES — 4.2%
5,420	Madison Square Garden Sports Corp.	957,443
26,650	Travel + Leisure Co.	971,926
5,500	Wingstop, Inc.	1,096,479

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	LEISURE FACILITIES & SERVICES (Continued)
13,110	Xponential Fitness, Inc., Class A(a)	$347,284
		3,373,132
	RETAIL - DISCRETIONARY — 4.1%
28,460	Aaron’s Co., Inc. (The)	348,350
49,740	Aspen Aerogels, Inc.(a)	326,792
5,895	BlueLinx Holdings, Inc.(a)	484,687
10,340	Genesco, Inc.(a)	186,430
15,830	GMS, Inc.(a)	1,002,514
10,070	Rush Enterprises, Inc., Class A	526,359
18,790	Sleep Number Corp.(a)	340,851
		3,215,983
	WHOLESALE - DISCRETIONARY — 1.1%
11,480	ScanSource, Inc.(a)	330,165
4,741	Veritiv Corp.	500,602
		830,767
	TOTAL CONSUMER DISCRETIONARY	10,811,171

	CONSUMER STAPLES — 7.3%
	BEVERAGES — 1.3%
1,740	Celsius Holdings, Inc.(a)	218,422
3,540	National Beverage Corp.(a)	174,947
24,740	Vita Coco Co., Inc. (The)(a)	660,063
		1,053,432
	FOOD — 1.4%
10,050	Cal-Maine Foods, Inc.	477,877
2,630	John B. Sanfilippo & Son, Inc.	305,685
19,410	Vital Farms, Inc.(a)	281,251
		1,064,813
	HOUSEHOLD PRODUCTS — 3.3%
15,043	e.l.f. Beauty, Inc.(a)	1,564,773
8,250	Inter Parfums, Inc.	1,036,200
		2,600,973
	TOBACCO & CANNABIS — 0.4%
13,750	Turning Point Brands, Inc.	287,925

	WHOLESALE - CONSUMER STAPLES — 0.9%
27,070	United Natural Foods, Inc.(a)	723,040
	TOTAL CONSUMER STAPLES	5,730,183

	ENERGY — 5.3%
	OIL & GAS PRODUCERS — 3.7%
4,500	Murphy USA, Inc.	1,243,890

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
	OIL & GAS PRODUCERS (Continued)
7,460	New Fortress Energy, Inc., Class A	$195,974
15,830	Ovintiv, Inc.	523,498
10,250	PBF Energy, Inc., Class A	377,303
25,260	Viper Energy Partners LP	651,203
		2,991,868
	OIL & GAS SERVICES & EQUIP — 0.3%
31,644	MRC Global, Inc.(a)	274,986

	OIL & GAS SERVICES & EQUIPMENT — 1.3%
84,790	Liberty Oilfield Services, Inc., Class A	995,435
	TOTAL ENERGY	4,262,289

	FINANCIALS — 9.9%
	ASSET MANAGEMENT — 0.5%
13,120	Assetmark Financial Holdings, Inc.(a)	368,410

	BANKING — 5.5%
15,070	Amalgamated Bank	214,295
7,600	Axos Financial, Inc.(a)	287,432
23,954	Bancorp, Inc. (The)(a)	739,219
18,170	Bank of NT Butterfield & Son Ltd.(The)	455,522
7,370	BankUnited, Inc.	139,440
3,060	Central Pacific Financial Corp.	44,707
25,785	Customers Bancorp, Inc.(a)	593,571
9,850	East West Bancorp, Inc.	471,323
19,780	First BanCorp.	220,745
16,518	Hanmi Financial Corp.	237,859
27,320	Heritage Commerce Corp.	198,890
6,330	Midland States Bankcorp, Inc.	122,422
11,160	Synovus Financial Corp.	302,324
2,250	Unity Bancorp, Inc.	51,188
16,580	Veritex Holdings, Inc.	286,337
		4,365,274
	BANKS — 0.1%
2,650	Comerica, Inc.	95,665

	INSTITUTIONAL FINANCIAL SERVICES — 2.0%
96,530	BGC Partners, Inc., Class A	392,877
16,840	Perella Weinberg Partners	131,857
12,200	SEI Investments Co.	690,276
2,500	StoneX Group, Inc.(a)	200,725
10,140	Virtu Financial, Inc., Class A	178,363
		1,594,098

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	INSURANCE — 1.5%
2,450	Brighthouse Financial, Inc.(a)	$98,637
20,160	James River Group Holdings, Ltd.	385,863
18,370	Lincoln National Corp.	384,300
3,140	Palomar Holdings, Inc.(a)	171,632
14,980	SiriusPoint Ltd.(a)	139,464
		1,179,896
	SPECIALTY FINANCE — 0.3%
7,640	Bread Financial Holdings, Inc.	215,295
	TOTAL FINANCIALS	7,818,638

	HEALTH CARE — 15.2%
	BIOTECH & PHARMA — 8.1%
8,490	89Bio, Inc.(a)	154,773
14,430	ACADIA Pharmaceuticals, Inc.(a)	339,105
22,840	Alkermes PLC(a)	660,762
85,430	Allakos, Inc.(a)	425,441
12,920	Arrowhead Pharmaceuticals, Inc.(a)	444,577
7,210	BioCryst Pharmaceuticals, Inc.(a)	59,627
9,310	Celldex erapeutics, Inc.(a)	296,058
21,700	Chinook erapeutics, Inc.(a)	524,923
34,250	Dyne erapeutics, Inc.(a)	446,278
37,750	Fate erapeutics, Inc.(a)	190,638
3,850	Intra-Cellular erapies, Inc.(a)	228,613
31,570	Iovance Biotherapeutics, Inc.(a)	275,922
23,557	Kodiak Sciences, Inc.(a)	139,693
13,900	Kura Oncology, Inc.(a)	185,148
12,350	Mersana erapeutics, Inc.(a)	92,872
12,210	Merus NV(a)	265,201
9,130	Mirati erapeutics, Inc.(a)	339,271
8,260	Morphic Holding, Inc.(a)	474,950
25,091	PetIQ, Inc., Class A(a)	319,408
2,540	RAPT erapeutics, Inc.(a)	50,876
7,420	Replimune Group, Inc.(a)	140,906
11,420	Syndax Pharmaceuticals(a)	228,057
11,780	Y-mAbs erapeutics, Inc.(a)	95,771
		6,378,870
	HEALTH CARE FACILITIES & SERVICES — 3.3%
34,970	GoodRx Holdings, Inc., Class A(a)	189,887
6,122	Medpace Holdings, Inc.(a)	1,267,070
14,600	Pennant Group, Inc.(The)(a)	175,200
25,870	Progyny, Inc.(a)	963,658
		2,595,815

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
	MEDICAL EQUIPMENT & DEVICES — 3.8%
10,600	Adaptive Biotechnologies Corp.(a)	$73,776
16,070	AxoGen, Inc.(a)	136,595
7,330	Bruker Corp.	506,503
7,020	Lantheus Holdings, Inc.(a)	607,861
43,800	MaxCyte, Inc.(a)	178,704
20,590	NanoString Technologies, Inc.(a)	121,275
50,150	OraSure Technologies, Inc.(a)	252,255
800	ShockWave Medical, Inc.(a)	220,072
15,330	SI-BONE, Inc.(a)	386,009
22,730	Tactile Systems Technology, Inc.(a)	477,785
		2,960,835
	TOTAL HEALTH CARE	11,935,520

	INDUSTRIALS — 13.7%
	COMMERCIAL SUPPORT SERVICES — 5.9%
8,000	ASGN, Inc.(a)	523,440
1,070	Cimpress PLC(a)	51,125
4,597	CorVel Corp.(a)	898,438
72,050	Harsco Corp.(a)	609,543
13,360	ManpowerGroup, Inc.	937,471
24,460	Sovos Brands, Inc.(a)	464,495
12,770	TriNet Group, Inc.(a)	1,134,870
		4,619,382
	ELECTRICAL EQUIPMENT — 2.1%
6,560	Alarm.com Holdings, Inc.(a)	329,443
9,430	Camtek Ltd.(a)	272,433
5,270	Napco Security Technologies, Inc.	195,991
13,610	Stoneridge, Inc.(a)	222,660
32,580	Vertiv Holdings Co., Class A	628,794
		1,649,321
	ENGINEERING & CONSTRUCTION — 1.8%
1,390	EMCOR Group, Inc.	229,128
1,390	Exponent, Inc.	126,935
34,680	frontdoor, Inc.(a)	1,069,184
		1,425,247
	INDUSTRIAL INTERMEDIATE PROD — 0.3%
24,670	Janus International Group, Inc., Class A(a)	217,836

	INDUSTRIAL SUPPORT SERVICES — 0.8%
4,090	Applied Industrial Technologies, Inc.	502,906
5,840	Titan Machinery, Inc.(a)	147,460
		650,366

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	MACHINERY — 0.3%
21,210	CECO Environmental Corp.(a)	$228,220

	TRANSPORTATION & LOGISTICS — 2.5%
26,440	Ardmore Shipping Corp.	309,612
13,110	DHT Holdings, Inc.	100,816
7,900	International Seaways, Inc.	284,795
66,670	Safe Builders, Inc.	211,344
6,850	Scorpio Tankers, Inc.	313,524
3,655	Spirit Airlines, Inc.	55,593
11,370	Sun Country Airlines Holdings Inc.(a)	213,756
11,850	Teekay Corp.(a)	66,479
12,250	Teekay Tankers Ltd., Class A	442,592
		1,998,511
	TOTAL INDUSTRIALS	10,788,883

	MATERIALS — 5.6%
	CHEMICALS — 1.3%
4,980	Innospec, Inc.	459,953
25,040	Orion Engineered Carbons SA	580,677
		1,040,630
	CONTAINERS & PACKAGING — 0.1%
8,150	Pactiv Evergreen, Inc.	57,213

	FORESTRY, PAPER & WOOD PRODUCTS — 2.7%
14,460	Boise Cascade Co.	1,038,517
14,070	UFP Industries, Inc.	1,098,867
		2,137,384
	METALS & MINING — 1.5%
28,430	Coeur Mining, Inc.(a)	85,290
2,420	Constellium SE, Class A(a)	36,058
6,310	Encore Wire Corp.	1,032,758
		1,154,106
	TOTAL MATERIALS	4,389,333

	REAL ESTATE — 3.1%
	REAL ESTATE SERVICES — 0.5%
58,860	Anywhere Real Estate, Inc.(a)	357,280

	REIT — 2.6%
23,688	American Assets Trust, Inc.	451,256
33,730	Brandywine Realty Trust	131,547
17,930	Chatham Lodging Trust	168,363

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
	REIT (Continued)
5,490	National Storage Affiliates Trust	$200,989
1,230	NexPoint Residential Trust, Inc.	50,479
10,130	Ryman Hospitality Properties, Inc.	929,225
15,210	Service Properties Trust	124,874
		2,056,733
	TOTAL REAL ESTATE	2,414,013

	TECHNOLOGY — 18.9%
	SEMICONDUCTORS — 2.1%
50,200	ACM Research, Inc., Class A(a)	507,522
29,270	Allegro MicroSystems, Inc.(a)	1,151,189
		1,658,711
	SOFTWARE — 8.7%
11,700	Agilysys, Inc.(a)	869,778
6,670	American Software, Inc., Class A	84,909
25,690	Avid Technology, Inc.(a)	616,560
7,610	Bandwidth, Inc., Class A(a)	90,559
16,270	Commvault Systems, Inc.(a)	1,133,856
17,770	Expensify, Inc., Class A(a)	122,968
7,570	IBEX Holdings Ltd.(a)	155,034
7,930	Manhattan Associates, Inc.(a)	1,438,661
11,860	PDF Solutions, Inc.(a)	501,085
4,110	Sapiens International Corp. NV	102,092
31,000	Sprinklr Inc, Class A(a)	412,300
24,380	Teradata Corp.(a)	1,142,447
9,250	Weave Communications, Inc.(a)	72,335
		6,742,584
	TECHNOLOGY HARDWARE — 5.3%
54,660	A10 Networks, Inc.	813,887
22,550	Avnet, Inc.	988,592
2,700	Dropbox, Inc., Class A(a)	62,154
22,980	Extreme Networks, Inc.(a)	473,388
8,805	Fabrinet(a)	996,903
16,130	Sanmina Corp.(a)	855,535
		4,190,459
	TECHNOLOGY SERVICES — 2.8%
5,190	ExlService Holdings, Inc.(a)	783,378
19,700	LiveRamp Holdings, Inc.(a)	479,497
780	MarketAxess Holdings, Inc.	212,480
12,780	Paysafe Ltd., Class A(a)	123,455
35,102	Repay Holdings Corp.(a)	222,196

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
	TECHNOLOGY SERVICES (Continued)
35,940	Western Union Co. (The)	$409,357
		2,230,363
	TOTAL TECHNOLOGY	14,822,117

	UTILITIES — 1.2%
	ELECTRIC UTILITIES — 1.2%
38,840	Vistra Energy Corp.	930,995
	TOTAL UTILITIES	930,995

	TOTAL COMMON STOCKS (Cost $73,910,889)	76,318,317

	EXCHANGE-TRADED FUNDS — 0.0%(b)
11	iShares® Russell 2000 ETF	1,911
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,912)	1,911

	SHORT-TERM INVESTMENTS — 3.6%
2,846,630	First American Treasury Obligations Fund, Class X, 5.01%(c)	2,846,630
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,846,630)	2,846,630
	TOTAL INVESTMENTS — 100.6% (Cost $76,759,431)	$79,166,858
	Liabilities in Excess of Other Assets — (0.6)%	(444,245)
	NET ASSETS — 100.0%	$78,722,613

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

 See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Communications	3.1%
Consumer Discretionary	13.7%
Consumer Staples	7.3%
Energy	5.3%
Financials	9.9%
Health Care	15.2%
Industrials	13.7%
Materials	5.6%
Real Estate	3.1%
Technology	18.8%
Utilities	1.2%
Total Common Stocks	97.0%
Exchange-Traded Funds	0.0%
Short-Term Investments	3.6%
Total Investments	100.6%
Liabilities in Excess of Other Assets	-0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.2%
	COMMUNICATIONS — 1.4%
	INTERNET MEDIA & SERVICES — 0.5%
3,156	Opera Ltd. - ADR	$49,675

	PUBLISHING & BROADCASTING — 0.9%
3,517	ryv Holdings, Inc.(a)	81,946
	TOTAL COMMUNICATIONS	131,621

	CONSUMER DISCRETIONARY — 15.9%
	APPAREL & TEXTILE PRODUCTS — 1.8%
6,202	On Holding AG(a)	170,245

	AUTOMOTIVE — 1.5%
5,180	Modine Manufacturing Co.(a)	141,362

	E-COMMERCE DISCRETIONARY — 0.2%
4,483	Farfetch Ltd., Class A(a)	22,101

	HOME CONSTRUCTION — 4.1%
463	Cavco Industries, Inc.(a)	115,278
3,562	Green Brick Partners, Inc.(a)	170,512
2,620	Taylor Morrison Home Corp.(a)	111,167
		396,957
	LEISURE FACILITIES & SERVICES — 7.2%
12,315	Arcos Dorados Holdings, Inc., Class A	104,062
2,384	Kura Sushi USA, Inc.(a)	194,272
8,191	Life Time Group Holdings, Inc.(a)	155,711
8,670	Portillo’s, Inc.(a)	174,007
574	Texas Roadhouse, Inc.	61,935
		689,987
	RETAIL - DISCRETIONARY — 1.1%
1,212	Academy Sports & Outdoors, Inc.	59,339
745	Boot Barn Holdings, Inc.(a)	50,377
		109,716
	TOTAL CONSUMER DISCRETIONARY	1,530,368

	CONSUMER STAPLES — 1.0%
	BEVERAGES — 1.0%
738	Celsius Holdings, Inc.(a)	92,641
	TOTAL CONSUMER STAPLES	92,641

	ENERGY — 2.3%
	OIL & GAS PRODUCERS — 1.7%
1,370	Denbury, Inc.(a)	123,533

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
	OIL & GAS PRODUCERS (Continued)
989	Matador Resources Co.	$43,486
		167,019
	OIL & GAS SERVICES & EQUIPMENT — 0.6%
1,490	Noble Corp PLC(a)	56,233
	TOTAL ENERGY	223,252

	FINANCIALS — 2.4%
	ASSET MANAGEMENT — 2.4%
1,715	Assetmark Financial Holdings, Inc.(a)	48,157
5,050	Avantax, Inc.(a)	106,859
2,590	Victory Capital Holdings, Inc., Class A	80,212
		235,228
	TOTAL FINANCIALS	235,228

	HEALTH CARE — 20.2%
	BIOTECH & PHARMA — 14.0%
1,499	Arcellx, Inc.(a)	66,181
1,774	Avadel Pharmaceuticals Public Limited Co. - ADR(a)	24,570
7,506	CymaBay erapeutics, Inc.(a)	67,404
36,464	Geron Corp.(a)	119,237
1,532	Immunocore Holdings PLC - ADR(a)	84,536
1,528	Intra-Cellular erapies, Inc.(a)	90,733
351	Karuna erapeutics, Inc.(a)	79,519
819	Krystal Biotech, Inc.(a)	96,519
1,457	Prothena Corp. PLC(a)	96,789
3,299	Recursion Pharmaceuticals, Inc.(a)	28,932
7,657	Roivant Sciences Ltd.(a)	69,602
4,309	TransMedics Group, Inc.(a)	313,092
1,990	Vaxcyte, Inc.(a)	98,545
2,697	Xenon Pharmaceuticals, Inc.(a)	103,915
		1,339,574
	HEALTH CARE FACILITIES & SERVICES — 1.2%
14,663	LifeStance Health Group, Inc.(a)	120,090

	MEDICAL EQUIPMENT & DEVICES — 5.0%
7,851	Alphatec Holdings, Inc.(a)	119,021
1,719	Inmode Ltd.(a)	54,269
252	Inspire Medical Systems, Inc.(a)	73,707
3,049	Pacific Biosciences of California, Inc.(a)	37,747
445	ShockWave Medical, Inc.(a)	122,415
1,240	STAAR Surgical Co.(a)	71,945
		479,104
	TOTAL HEALTH CARE	1,938,768

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 16.3%
	COMMERCIAL SUPPORT SERVICES — 2.8%
2,716	Huron Consulting Group, Inc.(a)	$220,756
4,541	Legalzoom.com, Inc.(a)	50,814
		271,570
	ELECTRICAL EQUIPMENT — 5.3%
1,199	AAON, Inc.	103,845
4,144	BWX Technologies, Inc.	249,966
4,163	Napco Security Technologies, Inc.	154,822
		508,633
	ENGINEERING & CONSTRUCTION — 0.7%
551	MYR Group, Inc.(a)	70,253

	INDUSTRIAL INTERMEDIATE PRODUCTS — 1.3%
1,718	Mueller Industries, Inc.	127,579

	INDUSTRIAL SUPPORT SERVICES — 0.1%
1,043	Custom Truck One Source, Inc.(a)	6,717

	MACHINERY — 6.1%
1,443	Albany International Corp., Class A	122,540
320	ESCO Technologies, Inc.	28,800
1,225	Standex International, Inc.	166,833
8,096	Symbotic, Inc.(a)	267,005
		585,178
	TOTAL INDUSTRIALS	1,569,930

	MATERIALS — 6.1%
	CONSTRUCTION MATERIALS — 2.2%
5,527	Tecnoglass, Inc.	211,132

	CONTAINERS & PACKAGING — 1.8%
8,171	O-I Glass, Inc.(a)	169,303

	METALS & MINING — 0.8%
451	Encore Wire Corp.	73,815

	STEEL — 1.3%
3,740	Allegheny Technologies, Inc.(a)	129,329
	TOTAL MATERIALS	583,579

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 29.2%
	SEMICONDUCTORS — 6.0%
3,837	Aehr Test Systems(a)	$126,698
1,007	Axcelis Technologies, Inc.(a)	158,653
2,497	Impinj, Inc.(a)	255,543
1,701	Veeco Instruments, Inc.(a)	41,521
		582,415
	SOFTWARE — 19.7%
2,078	Alkami Technology, Inc.(a)	31,170
2,922	Box, Inc., Class A(a)	82,313
3,357	C3.ai, Inc., Class A(a)	134,314
703	Digi International, Inc.(a)	25,273
1,277	Docebo, Inc.(a)	43,571
3,926	Donnelley Financial Solutions, Inc.(a)	174,118
674	Duolingo, Inc.(a)	100,810
9,638	Evolent Health, Inc., Class A(a)	280,851
897	Monday.com Ltd.(a)	161,639
17,161	Oscar Health, Inc.(a)	125,962
1,171	PDF Solutions, Inc.(a)	49,475
1,691	Perion Network Ltd.(a)	52,049
1,022	Privia Health Group, Inc.(a)	25,499
15,725	Samsara, Inc.(a)	302,705
5,897	Vertex, Inc., Class A(a)	129,616
1,896	Workiva, Inc., Class A(a)	183,647
		1,903,012
	TECHNOLOGY HARDWARE — 1.8%
5,310	PagerDuty, Inc.(a)	144,485
448	Vicor Corp.(a)	24,797
		169,282
	TECHNOLOGY SERVICES — 1.7%
8,904	Integral Ad Science Holding Corp.(a)	168,375
	TOTAL TECHNOLOGY	2,823,084

	UTILITIES — 0.4%
	ELECTRIC UTILITIES — 0.4%
639	ALLETE, Inc.	38,065
	TOTAL UTILITIES	38,065

	TOTAL COMMON STOCKS (Cost $7,679,919)	9,166,536

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.7%
450,466	First American Treasury Obligations Fund, Class X, 5.01%(b)	$450,466
	TOTAL SHORT-TERM INVESTMENTS (Cost $450,466)	450,466
	TOTAL INVESTMENTS — 99.9% (Cost $8,130,385)	$9,617,002
	Other Assets in Excess of Liabilities — 0.1%	6,821
	NET ASSETS — 100.0%	$9,623,823

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ADR - American Depositary Receipt

LTD - Limited Company

PLC - Public Limited Company

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Commuications	1.4%
Consumer Discretionary	15.9%
Consumer Staples	1.0%
Energy	2.3%
Financials	2.4%
Health Care	20.2%
Industrials	16.3%
Materials	6.1%
Technology	29.2%
Utilities	0.4%
Total Common Stocks	95.2%
Short-Term Investments	4.7%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 32.7%
16,000	Invesco S&P 500® GARP ETF	$1,356,800
10,060	iShares® Core S&P 500® ETF	4,219,466
17,500	Vanguard® Dividend Appreciation ETF	2,681,875
4,800	Vanguard® Growth ETF	1,272,288
23,585	Vanguard® Value ETF	3,178,550
	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,392,562)	12,708,979

	MUTUAL FUNDS — 67.1%
146,206	North Square Advisory Research Small Cap Growth Fund, Class I(b)	1,560,016
235,617	North Square Advisory Research Small Value Fund, Class I(b)	2,158,248
483,150	North Square Altrinsic International Equity Fund, Class I(b)	4,817,009
712,169	North Square Dynamic Small Cap Fund, Class I(b)	7,940,687
223,690	North Square McKee Bond Fund, Class I(b)	1,964,001
385,323	North Square Preferred And Income Securities Fund, Class I(b)	6,881,865
90,934	North Square Strategic Income Fund, Class I(b)	782,035
	TOTAL MUTUAL FUNDS (Cost $26,209,828)	26,103,861

	SHORT-TERM INVESTMENTS — 0.7%
268,529	First American Treasury Obligations Fund, Class X, 5.01%(c)	268,529
	TOTAL SHORT-TERM INVESTMENTS (Cost $268,529)	268,529
	TOTAL INVESTMENTS — 100.5% (Cost $39,870,919)	$39,081,369
	Liabilities in Excess of Other Assets — (0.5)%	(228,153)
	NET ASSETS — 100.0%	$38,853,216

(a)	Non-income producing security.

(b)	Affiliated Company. See Note 11.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Exchange-Traded Funds	32.7%
Mutuals Funds	67.1%
Short-Term Investments	0.7%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.05)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	PREFERRED STOCKS — 6.6%
	BANKING — 2.5%
56,000	KeyCorp, Series E, 6.125%	$1,132,320
2,000	KeyCorp, Series H, 6.200%	39,320
		1,171,640
	ELECTRIC UTILITIES — 4.1%
2,000,000	CenterPoint Energy, Inc., Series A, 6.125%	1,906,144
	TOTAL PREFERRED STOCKS (Cost $2,944,578)	3,077,784
Principal
Amount ($)
	CORPORATE BONDS — 87.7%
	ASSET MANAGEMENT — 4.5%
$750,000	UBS Group AG, 7.000%, Perpetual	718,125
2,000,000	UBS Group AG, 4.375%, Perpetual	1,370,113
		2,088,238
	AUTOMOTIVE — 3.5%
2,000,000	General Motors Financial Co., Inc., 5.750%, Perpetual	1,620,560

	BANKING — 56.8%
2,000,000	Barclays PLC, 8.000%, Perpetual	1,883,300
3,000,000	BNP Paribas SA, 4.625%, Perpetual	2,129,140
2,500,000	Citizens Financial Group, Inc., 5.650%, Perpetual	2,213,644
1,500,000	Credit Agricole SA, 6.875%, Perpetual	1,436,430
2,000,000	Fifth ird Bancorp, 5.100% (3MO LIBOR + 303.30bps), Perpetual(a)	1,735,000
2,000,000	HSBC Holdings PLC, 4.700%, Perpetual	1,506,241
1,000,000	Huntington Bancshares, Inc., 4.450%, Perpetual	797,445
1,500,000	Huntington Bancshares, Inc., 8.142% (3MO SOFT + 314.16bps), Perpetual(a)	1,222,905
2,000,000	ING Groep NV, 3.875%, Perpetual	1,405,000
375,000	KeyCorp, 5.000%, Perpetual	262,313
2,000,000	Lloyds Banking Group PLC, 8.000%, Perpetual	1,843,236
2,542,000	M&T Bank Corp., 3.500%, Perpetual	1,656,974
1,500,000	NatWest Group PLC, 4.600%, Perpetual	1,058,007
1,200,000	Societe Generale SA, 4.750%, Perpetual	913,335
1,000,000	Societe Generale SA, 8.000%, Perpetual	935,625
2,500,000	Standard Chartered PLC, 4.300%, Perpetual	1,763,085
1,800,000	Svenska Handelsbanken AB, 4.750%, Perpetual	1,404,284
1,186,000	Truist Financial Corp., Series G, 7.968% (3MO LIBOR + 310.20bps), Perpetual(a)	1,138,560
1,250,000	Truist Financial Corp., 4.950%, Perpetual	1,162,500
		26,467,024
	INSURANCE — 4.0%
2,000,000	Corebridge Financial, Inc., 6.875%, Perpetual(b)	1,871,048

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	OIL & GAS PRODUCERS — 7.9%
$1,500,000	Energy Transfer LP, 9.349% (3MO LIBOR + 402.80bps), Perpetual(a)	$1,340,625
700,000	Energy Transfer LP, 7.125%, Perpetual	590,124
2,000,000	Plains All American Pipeline LP, Series B, 9.431%, Perpetual	1,752,500
		3,683,249
	SPECIALTY FINANCE — 11.0%
3,000,000	Ally Financial, Inc., Series B, 4.700%, Perpetual	2,132,175
3,000,000	Capital One Financial Corp., 3.950%, Perpetual	2,237,611
1,000,000	Discover Financial Services, Series C, 5.500%, Perpetual	747,850
		5,117,636
	TOTAL CORPORATE BONDS (Cost $41,013,420)	40,847,755

Shares
	SHORT-TERM INVESTMENTS — 2.0%
940,103	First American Treasury Obligations Fund, Class X, 5.01%(c)	940,103
	TOTAL SHORT-TERM INVESTMENTS (Cost $940,103)	940,103
	TOTAL INVESTMENTS — 96.3% (Cost $44,898,101)	$44,865,642
	Other Assets in Excess of Liabilities — 3.7%	1,711,182
	NET ASSETS — 100.0%	$46,576,824

(a)	Variable rate security; the rate shown represents the rate on May 31, 2023.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. e security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023 the total market value of 144A securities is 1,871,048 or 4.0% of net assets.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Preferred Stocks	6.6%
Corporate Bonds
Asset Management	4.5%
Automotive	3.5%
Banking	56.8%
Insurance	4.0%
Oil & Gas Producers	7.9%
Speciality Finance	11.0%
Total Corporate Bonds	87.7%
Short-Term Investment	2.0%
Total Investments	96.3%
Other Assets in Excess of Liabilities	3.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 83.7%
168,575	Invesco QQQ Trust, Series 1	$58,662,414
274,100	iShares® J.P. Morgan USD Emerging Markets Bond ETF	23,238,198
398,000	iShares® MSCI Mexico Capped ETF	23,820,300
215,300	iShares® U.S. Aerospace & Defense ETF	23,394,498
129,440	SPDR® S&P 500® ETF Trust	54,086,504
281,887	Vanguard® Growth ETF	74,716,968
481,500	Vanguard® Total International Bond ETF	23,569,425
666,298	Vanguard® Value ETF	89,796,982
390,400	Vanguard® FTSE Europe ETF	23,509,888
	TOTAL EXCHANGE-TRADED FUNDS (Cost $292,480,154)	394,795,177

	SHORT-TERM INVESTMENTS — 16.3%
76,657,959	First American Treasury Obligations Fund, Class X, 5.01%(a)	76,657,959
	TOTAL SHORT-TERM INVESTMENTS (Cost $76,657,959)	76,657,959
	TOTAL INVESTMENTS — 100.0% (Cost $369,138,113)	$471,453,136
	Liabilities in Excess of Other Assets — 0.0%	(10,608)
	NET ASSETS — 100.0%	$471,442,528

(a)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
ETFs	83.7%
Short Term Investments	16.3%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 52.3%
292,600	SPDR® Portfolio Developed World EX-US ETF	$9,275,420
92,400	SPDR® Portfolio Emerging Markets ETF	3,067,680
355,500	SPDR® Portfolio S&P 500® ETF(a)	17,469,270
51,400	SPDR® Portfolio S&P 600 Small Cap ETF	1,855,026
	TOTAL EXCHANGE-TRADED FUNDS (Cost $31,746,086)	31,667,396

	SHORT-TERM INVESTMENTS — 49.6%
30,036,367	First American Treasury Obligations Fund, Class X, 5.01%(a)(b)	30,036,367
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,036,367)	30,036,367
	TOTAL INVESTMENTS — 101.9% (Cost $61,782,453)	$61,703,763
	Liabilities in Excess of Other Assets — (1.9)%	(1,148,646)
	NET ASSETS — 100.0%	$60,555,117

(a)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2023, the percentage of net assets invested in SPDR Portfolio S&P 500 ETF and First American Treasury Obligations Fund, Class X were 28.8% and 49.6%, respectively, of the Fund. e financial statements and portfolio holdings for these securities can be found at www.sec.gov.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
ETFs	52.3%
Short Term Investments	49.6%
Total Investments	101.9%
Liabilities in Excess of Other Assets	-1.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS – 35.8%
	CONSUMER DISCRETIONARY – 3.5%
	HOTELS, RESTAURANTS & LEISURE — 2.5%
2,303	McDonald’s Corp.	$656,609

	SPECIALTY RETAIL — 1.0%
925	Home Depot, Inc. (The)	262,191
	TOTAL CONSUMER DISCRETIONARY	918,800

	CONSUMER STAPLES — 5.0%
	FOOD — 1.0%
3,044	General Mills, Inc.	256,183

	HOUSEHOLD PRODUCTS – 1.2%
2,298	Procter & Gamble Co. (The)	327,465

	RETAIL - CONSUMER STAPLES — 1.9%
3,413	Wal-Mart Stores, Inc.	501,267

	WHOLESALE - CONSUMER STAPLES — 0.9%
3,623	Sysco Corp.	253,429
	TOTAL CONSUMER STAPLES	1,338,344

	FINANCIALS – 2.9%
	BANKS – 0.9%
8,191	Truist Financial Corp.	249,580

	INSURANCE – 2.0%
8,247	Aflac, Inc.	529,540
	TOTAL FINANCIALS	779,120

	HEALTH CARE – 8.3%
	BIOTECH & PHARMA – 7.4%
1,907	Eli Lilly & Co.	818,980
1,697	Johnson & Johnson	263,137
4,688	Merck & Co., Inc.	517,602
9,969	Pfizer, Inc.	379,021
		1,978,740
	MEDICAL EQUIPMENT & DEVICES – 0.9%
2,381	Abbott Laboratories	242,862
	TOTAL HEALTH CARE	2,221,602

	INDUSTRIALS – 5.8%
	AEROSPACE & DEFENSE – 1.3%
1,910	L3 Harris Technologies, Inc.	336,007

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	COMMERCIAL SUPPORT SERVICES – 2.4%
4,019	Waste Management, Inc.	$650,757

	DIVERSIFIED INDUSTRIALS – 0.8%
933	Illinois Tool Works, Inc.	204,075

	INDUSTRIAL SUPPORT SERVICES – 1.3%
556	W.W. Grainger, Inc.	360,855
	TOTAL INDUSTRIALS	1,551,694

	TECHNOLOGY – 7.2%
	SOFTWARE – 3.4%
2,802	Microsoft Corp.	920,149

	TECHNOLOGY HARDWARE – 3.8%
5,716	Apple, Inc.	1,013,161
	TOTAL TECHNOLOGY	1,933,310

	UTILITIES – 3.1%
	ELECTRIC UTILITIES – 3.1%
2,211	Dominion Energy, Inc.	111,169
3,195	Eversource Energy	221,190
7,326	Southern Co. (The)	510,988
		843,347
	TOTAL UTILITIES	843,347

	TOTAL COMMON STOCKS (Cost $3,561,316)	9,586,217

	EXCHANGE-TRADED FUNDS – 57.8%
17,650	iShares® Broad USD High Yield Corporate Bond ETF(a)	615,279
21,120	iShares® Core Dividend Growth ETF	1,036,781
26,400	iShares® MBS ETF(a)	2,481,072
14,682	Schwab® U.S. Dividend Equity ETF	1,021,720
134,800	SPDR® Portfolio Intermediate Term Corporate Bond ETF(a)	4,344,604
54,200	SPDR® Portfolio Long-Term Corporate Bond ETF(a)	1,243,890
83,500	SPDR® Portfolio Short-Term Corporate Bond ETF(a)	2,464,920
45,500	VanEck Vectors Fallen Angel High Yield Bond ETF(a)	1,244,425
6,834	Vanguard® Dividend Appreciation ETF	1,047,311
	TOTAL EXCHANGE-TRADED FUNDS (Cost $15,833,702)	15,500,002

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

		Expiration	Exercise	Notional
Contracts		Date	Price	Value	Fair Value
	PURCHASED OPTIONS — 7.9%
	CALL OPTIONS — 5.1%
10	S&P 500® Index	06/05/2023	$4,250	$4,179,830	$1,650
10	S&P 500® Index	06/12/2023	4,300	4,179,830	2,250
10	S&P 500® Index	06/16/2023	4,200	4,179,830	43,400
10	S&P 500® Index	06/20/2023	4,400	4,179,830	950
10	S&P 500® Index	06/26/2023	4,350	4,179,830	5,000
15	S&P 500® Index	12/15/2023	3,700	6,269,745	944,175
10	S&P 500® Index	12/15/2023	4,000	4,179,830	388,050
					1,385,475
	PUT OPTIONS — 2.8%
10	S&P 500® Index	06/05/2023	$3,900	$4,179,830	$450
10	S&P 500® Index	06/12/2023	3,950	4,179,830	3,250
10	S&P 500® Index	06/16/2023	3,500	4,179,830	2,125
20	S&P 500® Index	06/16/2023	3,975	8,359,660	21,200
10	S&P 500® Index	06/16/2023	4,000	4,179,830	12,400
10	S&P 500® Index	06/16/2023	4,025	4,179,830	14,650
10	S&P 500® Index	06/16/2023	4,175	4,179,830	44,750
10	S&P 500® Index	06/20/2023	4,050	4,179,830	17,400
10	S&P 500® Index	06/26/2023	4,000	4,179,830	18,100
5	S&P 500® Index	12/15/2023	3,300	2,089,915	19,050
5	S&P 500® Index	12/15/2023	3,450	2,089,915	24,200
5	S&P 500® Index	12/15/2023	3,525	2,089,915	27,400
5	S&P 500® Index	12/15/2023	3,825	2,089,915	45,975
5	S&P 500® Index	06/21/2024	3,450	2,089,915	47,100
5	S&P 500® Index	06/21/2024	3,525	2,089,915	52,025
5	S&P 500® Index	06/21/2024	3,550	2,089,915	53,775
5	S&P 500® Index	06/21/2024	3,650	2,089,915	61,300
5	S&P 500® Index	06/21/2024	3,725	2,089,915	67,500
5	S&P 500® Index	06/24/2024	3,775	2,089,915	72,050
50	SPDR® S&P 500® ETF Trust	06/16/2023	395	2,089,250	5,425
100	SPDR® S&P 500® ETF Trust	12/15/2023	405	4,178,500	142,700
					752,825
	TOTAL PURCHASED OPTIONS
	(Cost - $4,903,652)				2,138,300

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.9%
500,559	First American Treasury Obligations Fund, Class X, 5.01%(b)	$500,559
	TOTAL SHORT-TERM INVESTMENTS (Cost $500,559)	500,559
	TOTAL INVESTMENTS — 103.4% (Cost $24,799,229)	$27,725,078
	Liabilities in Excess of Other Assets — (3.4)%	(928,614)
	NET ASSETS — 100.0%	$26,796,464

(a)	Security held as collateral for written options.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SCHEDULE OF OPTIONS WRITTEN
May 31, 2023

WRITTEN OPTIONS — (3.4)%

		Expiration	Exercise	Notional
Contracts		Date	Price	Value	Fair Value
	CALL OPTIONS — (1.7)%
(10)	S&P 500® Index	06/05/2023	$4,100	$(4,179,830)	$(84,500)
(10)	S&P 500® Index	06/12/2023	4,150	(4,179,830)	(58,750)
(10)	S&P 500® Index	06/12/2023	4,175	(4,179,830)	(41,900)
(10)	S&P 500® Index	06/16/2023	4,175	(4,179,830)	(58,350)
(10)	S&P 500® Index	06/20/2023	4,250	(4,179,830)	(20,600)
(10)	S&P 500® Index	06/26/2023	4,200	(4,179,830)	(53,550)
(5)	S&P 500® Index	12/20/2024	4,600	(2,089,250)	(130,125)
					(447,775)
	PUT OPTIONS — (1.7)%
(10)	S&P 500® Index	06/05/2023	$4,100	$(4,179,830)	$(2,600)
(10)	S&P 500® Index	06/12/2023	4,150	(4,179,830)	(23,150)
(10)	S&P 500® Index	06/16/2023	3,125	(8,359,660)	(950)
(20)	S&P 500® Index	06/16/2023	3,525	(4,179,830)	(4,450)
(10)	S&P 500® Index	06/16/2023	3,550	(4,179,830)	(2,375)
(10)	S&P 500® Index	06/16/2023	3,575	(4,179,830)	(2,475)
(10)	S&P 500® Index	06/16/2023	3,700	(4,179,830)	(3,350)
(10)	S&P 500® Index	06/20/2023	4,250	(4,179,830)	(81,850)
(10)	S&P 500® Index	06/26/2023	4,200	(4,179,830)	(61,550)
(5)	S&P 500® Index	12/15/2023	2,925	(2,089,250)	(10,875)
(5)	S&P 500® Index	12/15/2023	3,050	(2,089,250)	(13,000)
(5)	S&P 500® Index	12/15/2023	3,125	(2,089,250)	(14,575)
(5)	S&P 500® Index	12/15/2023	3,400	(2,089,250)	(22,300)
(5)	S&P 500® Index	06/21/2024	3,075	(2,089,250)	(28,450)
(5)	S&P 500® Index	06/21/2024	3,125	(2,089,250)	(30,425)
(5)	S&P 500® Index	06/21/2024	3,150	(2,089,250)	(31,500)
(5)	S&P 500® Index	06/21/2024	3,250	(2,089,250)	(36,025)
(5)	S&P 500® Index	06/21/2024	3,300	(2,089,250)	(38,525)
(5)	S&P 500® Index	06/24/2024	3,375	(2,089,250)	(42,375)
					(450,800)
	TOTAL WRITTEN OPTIONS
	(Proceeds Received - $2,454,810)				$(898,575)

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
SUMMARY OF INVESTMENTS
As of May 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Consumer Discretionary	3.5%
Consumer Staples	5.0%
Financials	2.9%
Health Care	8.3%
Industrials	5.8%
Technology	7.2%
Utilities	3.1%
Total Common Stocks	35.8%
Exchange-Traded Funds	57.8%
Purchased Options
Call Options	5.1%
Put Options	2.8%
Total Purchased Options	7.9%
Short Term Investments	1.9%
Total Investments	103.4%
Other Assets in Excess of Liabilities	-3.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2023

			North Square
	North Square	North Square	Advisory Research	North Square
	Spectrum	Dynamic Small	Small Cap	Multi Strategy
	Alpha Fund	Cap Fund	Growth Fund	Fund
Assets
Investments in unaffiliated issuers, at cost	$1,117,984	$76,759,431	$8,130,385	$13,661,091
Investments in affiliated issuers, at cost	87,130,154	—	—	26,209,828
Investments in unaffiliated issuers, at value	$1,128,735	$79,166,858	$9,617,002	$12,977,508
Investments in affiliated issuers, at value	72,289,205	—	—	26,103,861
Receivable for fund shares sold	5,386	1,878,700	375	194
Receivable for investments sold	—	1,929,014	31,514	—
Dividends and interest receivable	1,923	127,975	2,862	1,529
Prepaid expenses	11,661	11,760	6,427	15,367
Total Assets	73,436,910	83,114,307	9,658,180	39,098,459

Liabilities
Payable for fund shares redeemed	3,788	5,270	—	25,790
Payable for investments purchased	—	4,321,819	24,526	—
Due to Advisor (Note 3)	31,161	30,850	2,298	179,032
Distribution fees (Note 7)	20,050	92	—	13,783
Shareholder servicing fees (Note 6)	997	55	—	—
Fund administration fees	11,263	7,943	1,421	3,896
Fund accounting fees	1,484	1,117	233	801
Transfer agent fees	16,523	7,855	3,770	9,134
Compliance service fees	361	—	—	—
Due to Trustees	6,887	5,220	1,056	3,291
Other accrued expenses	22,301	11,473	1,053	9,516
Total Liabilities	114,815	4,391,694	34,357	245,243

Net Assets	$73,322,095	$78,722,613	$9,623,823	$38,853,216

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	90,778,959	89,327,041	11,521,436	39,195,972
Accumulated earnings (deficits)	(17,456,864)	(10,604,428)	(1,897,613)	(342,756)
Net Assets	$73,322,095	$78,722,613	$9,623,823	$38,853,216

Class A Shares:
Net assets applicable to shares outstanding	$44,532,193	$2,142,506		$30,433,298
Shares of beneficial interest issued and outstanding	7,579,325	192,197		2,148,210
Net asset value, redemption and offering price per share	$5.88	$11.15		$14.17
Maximum sales charge (5.75% of offering price)*	0.36	0.68		0.86
Maximum offering price to public	$6.24	$11.83		$15.03
Class I Shares:
Net assets applicable to shares outstanding	$28,789,902	$76,580,107	$9,623,823	$8,419,918
Shares of beneficial interest issued and outstanding	3,747,225	6,870,733	902,011	545,593
Net asset value, redemption and offering price per share	$7.68	$11.15	$10.67	$15.43

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2023

	North Square			North Square
	Preferred	North Square	North Square	Trilogy
	and Income	Tactical Growth	Tactical	Alternative
	Securities Fund	Fund	Defensive Fund	Return Fund
Assets
Investments in unaffiliated issuers, at cost	$44,898,101	$369,138,113	$61,782,453	$24,799,229
Investments in affiliated issuers, at cost	—	—	—	—
Investments in unaffiliated issuers, at value	$44,865,642	$471,453,136	$61,703,763	$27,725,078
Investments in affiliated issuers, at value	—	—	—	—
Receivable for fund shares sold	53	894,675	386	—
Receivable for investments sold	1,830,394	—	—	—
Dividends and interest receivable	631,120	333,910	129,553	29,506
Tax reclaims receivable	22,142	—	—	—
Prepaid expenses	13,845	56,901	37,816	49,306
Total Assets	47,363,196	472,738,622	61,871,518	27,803,890

Liabilities
Due to broker for written options	—	—	—	44,117
Options written, at value (premium received $0, $0, $0 and $2,454,810)	—	—	—	898,575
Payable for fund shares redeemed	—	480,885	1,190,541	26,177
Payable for investments purchased	753,153	—	—	—
Due to Advisor (Note 3)	16,569	301,029	56,221	10,225
Distribution fees (Note 7)	—	162,714	19,484	5,674
Shareholder servicing fees (Note 6)	—	60,812	2,701	1,866
Fund administration fees	4,013	60,126	8,218	2,132
Fund accounting fees	692	8,260	1,172	531
Transfer agent fees	4,567	43,770	13,913	9,451
Compliance service fees	—	—	—	112
Due to Trustees	4,489	48,597	7,197	2,040
Other accrued expenses	2,889	129,901	16,954	6,526
Total Liabilities	786,372	1,296,094	1,316,401	1,007,426

Net Assets	$46,576,824	$471,442,528	$60,555,117	$26,796,464

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	49,432,171	373,715,829	72,809,621	24,629,816
Accumulated earnings (deficits)	(2,855,347)	97,726,699	(12,254,504)	2,166,648
Net Assets	$46,576,824	$471,442,528	$60,555,117	$26,796,464

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2023

	North Square			North Square
	Preferred	North Square	North Square	Trilogy
	and Income	Tactical Growth	Tactical	Alternative
	Securities Fund	Fund	Defensive Fund	Return Fund
Class A Shares:
Net assets applicable to shares outstanding		$85,244,273	$20,301,522	$1,351,293
Shares of beneficial interest issued and outstanding		6,691,917	1,316,529	131,591
Net asset value, redemption and offering price per share		$12.74	$15.42	$10.27
Maximum sales charge (5.75% of offering price)*		0.78	0.94	0.63
Maximum offering price to public		$13.52	$16.36	$10.90
Class C Shares:
Net assets applicable to shares outstanding		$71,368,771	$4,005,008	$2,677,759
Shares of beneficial interest issued and outstanding		6,048,312	289,311	269,868
Net asset value, redemption and offering price per share		$11.80	$13.84	$9.92
Class I Shares:
Net assets applicable to shares outstanding	$46,576,824	$314,829,484	$36,248,587	$22,767,412
Shares of beneficial interest issued and outstanding	2,607,662	24,140,487	2,285,764	2,203,593
Net asset value, redemption and offering price per share	$17.86	$13.04	$15.86	$10.33

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2023

			North Square
	North Square	North Square	Advisory Research	North Square
	Spectrum	Dynamic Small	Small Cap	Multi Strategy
	Alpha Fund	Cap Fund	Growth Fund	Fund
Investment Income
Dividend income	$4,682	$784,321	$20,768	$306,161
Dividend income from affiliated regulated investment companies	132,159	—	—	537,106
Interest income	55,466	16,156	2,585	31,665
Foreign dividend taxes withheld	—	(4,466)	—	—
Total investment income	192,307	796,011	23,353	874,932

Expenses
Advisor fees (Note 3)	167,754	643,301	78,600	216,319
Distribution fees - Class A (Note 7)	124,178	92 (a)	—	84,635
Shareholder servicing fees - Class I (Note 6)	44,932	77,302	8,894	6,794
Shareholder servicing fees - Class A (Note 6)	40,369	55 (a)	—	20,561
Legal fees	79,336	29,793	6,747	37,042
Fund administration fees	72,924	68,134	10,002	37,496
Transfer agent fees and expenses	52,321	41,176	8,706	28,051
Registration fees	38,116	21,717	22,197	32,191
Trustees’ fees and expenses	23,840	12,520	934	10,965
Audit fees	23,606	9,411	—	10,430
Shareholder reporting fees	10,185	2,064	1,349	5,511
Chief compliance officer fees (Note 3)	7,112	6,229	894	3,297
Fund accounting fees	6,146	6,770	1,042	3,538
Custody fees	5,558	20,595	11,539	4,784
Insurance	4,678	2,117	547	2,119
Other expenses	3,157	5,290	949	6,924
Total expenses	704,212	946,566	152,400	510,657
Affiliated fund fees waived (Note 3)	—	—	—	(134,487)
Fees contractually recouped (waived) by Advisor	300,627	(238,812)	(46,842)	—
Net operating expenses	1,004,839	707,754	105,558	376,170
Net investment income (loss)	(812,532)	88,257	(82,205)	498,762

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	116,205	(8,373,513)	(2,744,623)	(1,271,940)
Affiliated issuers	(4,407,907)	—	—	387,505
Net realized gain (loss)	(4,291,702)	(8,373,513)	(2,744,623)	(884,435)
Capital gain distributions from regulated investment companies:
Affiliated issuers	2,140,340	—	—	1,295,964
Total capital gain distributions	2,140,340	—	—	1,295,964
Net change in unrealized appreciation (depreciation) on:
Investments	10,751	8,604,728	2,602,464	912,563
Affiliated issuers	931,530	—	—	(2,226,085)
Net change in unrealized appreciation/depreciation	942,281	8,604,728	2,602,464	(1,313,522)
Net realized and change in unrealized gain (loss) on investments	(1,209,081)	231,215	(142,159)	(901,993)
Net increase (decrease) in net assets resulting from operations	$(2,021,613)	$319,472	$(224,364)	$(403,231)

(a)	Class A of the North Square Dynamic Small Cap Fund commenced operations on May 1, 2023.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2023

	North Square			North Square
	Preferred	North Square	North Square	Trilogy
	and Income	Tactical Growth	Tactical	Alternative
	Securities Fund	Fund	Defensive Fund	Return Fund
Investment Income
Dividend income	$36,467	$4,413,480	$176,729	$803,875
Interest income	2,584,414	5,155,317	1,354,436	15,260
Foreign dividend taxes withheld	—	—	—	(539)
Total investment income	2,620,881	9,568,797	1,531,165	818,596

Expenses
Advisor fees (Note 3)	296,490	5,198,845	859,364	390,668
Distribution fees - Class A (Note 7)	—	220,700	55,861	4,304
Distribution fees - Class C (Note 7)	—	769,035	65,838	31,008
Shareholder servicing fees - Class I (Note 6)	32,846	277,229	48,538	32,910
Shareholder servicing fees - Class A (Note 6)	—	74,664	16,901	1,280
Shareholder servicing fees - Class C (Note 6)	—	69,746	6,285	3,301
Fund administration fees	34,522	436,085	62,741	27,099
Registration fees	25,844	73,640	40,267	42,672
Legal fees	24,537	397,461	56,048	26,623
Transfer agent fees and expenses	21,347	261,300	44,950	23,935
Audit fees	8,969	108,943	14,123	6,523
Trustees’ fees and expenses	8,459	129,378	18,460	8,070
Custody fees	8,239	11,696	3,201	4,515
Fund accounting fees	3,425	42,681	6,196	2,881
Chief compliance officer fees (Note 3)	3,350	29,283	6,181	3,359
Shareholder reporting fees	3,214	22,724	4,773	3,109
Insurance	1,433	28,260	3,991	2,102
Other expenses	4,872	65,245	8,821	8,538
Total expenses	477,547	8,216,915	1,322,539	622,897
Fees contractually waived by Advisor	(94,057)	(952,355)	(36,128)	(156,673)
Net operating expenses	383,490	7,264,560	1,286,411	466,224
Net investment income	2,237,391	2,304,237	244,754	352,372

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(3,641,960)	(4,588,324)	(2,890,834)	2,312,794
Written Options	—	—	—	1,960,973
Purchased Options	—	—	—	(361,579)
Net realized gain (loss)	(3,641,960)	(4,588,324)	(2,890,834)	3,912,188
Capital gain distributions from regulated investment companies:
Unaffiliated issuers	—	—	—	—
Total capital gain distributions	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,068,603	5,652,165	(78,690)	(3,143,652)
Written Options	—	—	—	649,499
Purchased Options	—	—	—	(3,850,908)
Net change in unrealized appreciation/depreciation	2,068,603	5,652,165	(78,690)	(6,345,061)
Net realized and change in unrealized gain (loss) on investments	(1,573,357)	1,063,841	(2,969,524)	(2,432,873)
Net increase (decrease) in net assets resulting from operations	$664,034	$3,368,078	$(2,724,770)	$(2,080,501)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

			North Square Dynamic
	North Square Spectrum Alpha Fund		Small Cap Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(812,532)	$(1,582,984)	$88,257	$27,618
Net realized gain (loss) on investments	(4,291,702)	47,887,713	(8,373,513)	(3,095,661)
Capital gain distributions from regulated investment companies	2,140,340	—	—	—
Net change in unrealized appreciation (depreciation) on investments	942,281	(69,437,287)	8,604,728	(8,772,335)
Net increase (decrease) in net assets resulting from operations	(2,021,613)	(23,132,558)	319,472	(11,840,378)

Distributions to Shareholders
Class A	(22,897,546)	(10,900,819)	—	—
Class I	(14,332,424)	(6,492,617)	(144,105)	(6,613,665)
Total distributions	(37,229,970)	(17,393,436)	(144,105)	(6,613,665)

Capital Transactions - Class A(a)
Proceeds from shares sold	7,053,370	1,901,148	2,171,921	—
Reinvestment of distributions	22,246,331	10,558,384	—	—
Amount paid for shares redeemed	(16,827,207)	(18,787,708)	(897)	—
Total Class A	12,472,494	(6,328,176)	2,171,024	—
Capital Transactions - Class I
Proceeds from shares sold	7,353,382	3,231,148	16,279,335	84,613,534
Reinvestment of distributions	14,142,809	6,367,682	144,105	6,613,666
Amount paid for shares redeemed	(17,022,072)	(15,529,593)	(19,030,524)	(14,158,858)
Total Class I	4,474,119	(5,930,763)	(2,607,084)	77,068,342
Net increase (decrease) in net assets resulting from capital transactions	16,946,613	(12,258,939)	(436,060)	77,068,342
Total Increase (Decrease) in Net Assets	(22,304,970)	(52,784,933)	(260,693)	58,614,299

Net Assets
Beginning of year	95,627,065	148,411,998	78,983,306	20,369,007
End of year	$73,322,095	$95,627,065	$78,722,613	$78,983,306

Share Transactions - Class A(a)
Shares sold	829,001	139,253	192,278	—
Shares issued in reinvestment of distributions	3,888,879	762,168	—	—
Shares redeemed	(2,363,447)	(1,357,846)	(81)	—
Total Class A	2,354,433	(456,425)	192,197	—

Share Transactions - Class I
Shares sold	645,904	206,097	1,459,087	6,563,426
Shares issued in reinvestment of distributions	1,892,698	393,592	13,486	508,517
Shares redeemed	(1,910,295)	(956,296)	(1,725,420)	(1,063,069)
Total Class I	628,307	(356,637)	(252,847)	6,008,874
Net increase (decrease) in shares outstanding	2,982,740	(813,062)	(60,650)	6,008,874

(a)	Class A of the North Square Dynamic Small Cap Fund commenced operations on May 1, 2023.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Advisory Research
	Small Cap Growth Fund		North Square Multi Strategy Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(82,205)	$(79,862)	$498,762	$4,654,285
Net realized gain (loss) on investments	(2,744,623)	3,662,768	(884,435)	5,372,296
Capital gain distributions from regulated investment companies	—	—	1,295,964	5,325,315
Net change in unrealized appreciation (depreciation) on investments	2,602,464	(7,458,194)	(1,313,522)	(17,715,179)
Net decrease in net assets resulting from operations	(224,364)	(3,875,288)	(403,231)	(2,363,283)

Distributions to Shareholders
Class A	—	—	(11,145,526)	(2,660,146)
Class I	(1,422,533)	(2,964,205)	(2,942,494)	(639,389)
Total distributions	(1,422,533)	(2,964,205)	(14,088,020)	(3,299,535)

Capital Transactions - Class A
Proceeds from shares sold	—	—	738,888	1,320,863
Reinvestment of distributions	—	—	10,547,243	2,511,713
Amount paid for shares redeemed	—	—	(7,158,912)	(6,663,587)
Total Class A	—	—	4,127,219	(2,831,011)
Capital Transactions - Class I
Proceeds from shares sold	127,723	19,020,697	1,494,455	1,887,360
Reinvestment of distributions	1,422,533	29,642,026	2,795,515	599,065
Amount paid for shares redeemed	(2,948,517)	(14,939,435)	(2,971,391)	(1,826,257)
Total Class I	(1,398,261)	(14,939,435)	1,318,579	660,168
Net increase (decrease) in net assets resulting from capital transactions	(1,398,261)	7,045,468	5,445,798	(2,170,843)
Total Increase (Decrease) in Net Assets	(3,045,158)	205,975	(9,045,453)	(7,833,661)

Net Assets
Beginning of year	12,668,981	12,463,006	47,898,669	55,732,330
End of year	$9,623,823	$12,668,981	$38,853,216	$47,898,669

Share Transactions - Class A
Shares sold	—	—	43,885	55,109
Shares issued in reinvestment of distributions	—	—	768,923	105,099
Shares redeemed	—	—	(453,934)	(285,863)
Total Class A	—	—	358,874	(125,655)

Share Transactions - Class I
Shares sold	10,855	1,111,540	85,628	77,106
Shares issued in reinvestment of distributions	143,328	166,850	187,270	23,713
Shares redeemed	(251,914)	(874,742)	(181,184)	(73,567)
Total Class I	(97,731)	403,648	91,714	27,252
Net increase (decrease) in shares outstanding	(97,731)	403,648	450,588	(98,403)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and
	Income Securities Fund		North Square Tactical Growth Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$2,237,391	$354,013	$2,304,237	$(948,118)
Net realized gain (loss) on investments	(3,641,960)	6,667,671	(4,588,324)	37,101,813
Net change in unrealized appreciation (depreciation) on investments	2,068,603	(8,416,687)	5,652,165	(68,776,256)
Net increase (decrease) in net assets resulting from operations	664,034	(1,395,003)	3,368,078	(32,622,561)

Distributions to Shareholders
From Earnings
Class A	—	—	(6,201,137)	(4,656,629)
Class C	—	—	(5,450,763)	(4,934,549)
Class I	(6,332,839)	(1,467,649)	(21,970,764)	(18,313,294)
From Return of Capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	(702,036)	—	—	—
Total distributions	(7,034,875)	(1,467,649)	(33,622,664)	(27,904,472)

Capital Transactions - Class A
Proceeds from shares sold	—	—	13,490,738	19,301,112
Reinvestment of distributions	—	—	5,538,750	4,483,664
Amount paid for shares redeemed	—	—	(21,040,080)	(17,620,626)
Total Class A	—	—	(2,010,592)	6,164,150
Capital Transactions - Class C
Proceeds from shares sold	—	—	3,482,649	4,869,429
Reinvestment of distributions	—	—	5,253,219	4,752,313
Amount paid for shares redeemed	—	—	(16,655,724)	(20,051,854)
Total Class C	—	—	(7,919,856)	(10,430,112)
Capital Transactions - Class I
Proceeds from shares sold	24,571,282	18,407,241	48,246,899	52,032,697
Reinvestment of distributions	7,034,777	1,467,551	19,612,695	16,496,351
Amount paid for shares redeemed	(4,451,656)	(7,405,206)	(78,595,128)	(76,807,346)
Total Class I	27,154,403	12,469,586	(10,735,534)	(8,278,298)
Net increase (decrease) in net assets resulting from capital transactions	27,154,403	12,469,586	(20,665,982)	(12,544,260)
Total Increase (Decrease) in Net Assets	20,783,562	9,606,934	(50,920,568)	(73,071,293)

Net Assets
Beginning of year	25,793,262	16,186,328	522,363,096	595,434,389
End of year	$46,576,824	$25,793,262	$471,442,528	$522,363,096

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and
	Income Securities Fund		North Square Tactical Growth Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Share Transactions - Class A
Shares sold	—	—	1,049,522	1,291,538
Shares issued in reinvestment of distributions	—	—	463,009	299,943
Shares redeemed	—	—	(1,654,486)	(1,172,728)
Total Class A	—	—	(141,955)	418,753

Share Transactions - Class C
Shares sold	—	—	290,329	344,419
Shares issued in reinvestment of distributions	—	—	472,518	339,204
Shares redeemed	—	—	(1,401,591)	(1,428,204)
Total Class C	—	—	(638,744)	(744,581)

Share Transactions - Class I
Shares sold	1,228,402	785,761	3,677,139	3,413,555
Shares issued in reinvestment of distributions	383,811	63,102	1,603,170	1,081,813
Shares redeemed	(235,254)	(312,207)	(5,981,704)	(5,077,334)
Total Class I	1,376,959	536,656	(701,395)	(581,966)

Net increase (decrease) in shares outstanding	1,376,959	536,656	(1,482,094)	(907,794)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Tactical		North Square Trilogy
	Defensive Fund		Alternative Return Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$244,754	$(467,783)	$352,372	$140,864
Net realized gain (loss) on investments	(2,890,834)	12,794,769	3,912,188	(4,089,628)
Net change in unrealized appreciation (depreciation) on investments	(78,690)	(11,817,085)	(6,345,061)	1,529,182
Net increase (decrease) in net assets resulting from operations	(2,724,770)	509,901	(2,080,501)	(2,419,582)

Distributions to Shareholders
Class A	—	—	(14,948)	(4,131)
Class C	—	—	(11,435)	—
Class I	—	—	(251,864)	(98,583)
Total distributions	—	—	(278,247)	(102,714)

Capital Transactions - Class A
Proceeds from shares sold	1,747,369	5,801,710	246,217	563,694
Reinvestment of distributions	—	—	14,041	3,063
Amount paid for shares redeemed	(3,945,479)	(4,027,394)	(1,000,904)	(902,730)
Total Class A	(2,198,110)	1,774,316	(740,646)	(335,973)
Capital Transactions - Class C
Proceeds from shares sold	126,977	415,782	123,500	94,647
Reinvestment of distributions	—	—	11,435	—
Amount paid for shares redeemed	(3,072,893)	(4,913,215)	(963,079)	(894,810)
Total Class C	(2,945,916)	(4,497,433)	(828,144)	(800,163)
Capital Transactions - Class I
Proceeds from shares sold	6,910,086	6,484,387	1,549,213	7,040,756
Reinvestment of distributions	—	—	251,841	98,507
Amount paid for shares redeemed	(11,497,233)	(9,511,742)	(12,829,104)	(8,778,076)
Total Class I	(4,587,147)	(3,027,355)	(11,028,050)	(1,638,813)
Net decrease in net assets resulting from capital transactions	(9,731,173)	(5,750,472)	(12,596,840)	(2,774,949)
Total Decrease in Net Assets	(12,455,943)	(5,240,571)	(14,955,588)	(5,297,245)

Net Assets
Beginning of year	73,011,060	78,251,631	41,752,052	47,049,297
End of year	$60,555,117	$73,011,060	$26,796,464	$41,752,052

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Tactical		North Square Trilogy
	Defensive Fund		Alternative Return Fund
	For the	For the Year	For the	For the Year
	Year Ended	Ended	Year Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022
Share Transactions - Class A
Shares sold	111,610	356,113	23,265	48,173
Shares issued in reinvestment of distributions	—	—	1,342	261
Shares redeemed	(252,715)	(244,497)	(95,387)	(78,047)
Total Class A	(141,105)	111,616	(70,780)	(29,613)

Share Transactions - Class C
Shares sold	8,785	27,992	12,068	8,645
Shares issued in reinvestment of distributions	—	—	1,128	—
Shares redeemed	(219,884)	(330,222)	(94,484)	(78,447)
Total Class C	(211,099)	(302,230)	(81,288)	(69,802)

Share Transactions - Class I
Shares sold	425,109	386,496	148,125	609,527
Shares issued in reinvestment of distributions	—	—	23,956	8,365
Shares redeemed	(711,637)	(560,120)	(1,208,523)	(754,599)
Total Class I	(286,528)	(173,624)	(1,036,442)	(136,707)

Net decrease in shares outstanding	(638,732)	(364,238)	(1,188,510)	(236,122)

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023		2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.78		$15.36		$12.07	$13.89	$16.85

Investment operations:
Net investment loss(a)	(0.09	) (b)	(0.19	) (b)	(0.17)	(0.15)	(0.16	) (b)
Net realized and unrealized gain (loss)	(0.28)		(2.26)		5.34	0.44	(0.34)
Total from investment operations	(0.37)		(2.45)		5.17	0.29	(0.50)

Less distributions:
From net realized gains	(4.53)		(2.13)		(1.88)	(2.11)	(2.46)
Total distributions	(4.53)		(2.13)		(1.88)	(2.11)	(2.46)

Net asset value, end of year	$5.88		$10.78		$15.36	$12.07	$13.89

Total Return(c)	(2.25)%		(19.05)%		43.47%	1.16%	(1.96)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$44,532		$56,319		$87,291	$73,973	$109,749
Ratio of expenses to average net assets:
Before fee waived and expenses recouped(d)	0.92%		1.34%		1.75%	2.06%	1.46%
After fees waived and expenses recouped(d)	1.30%		1.36	% (e)	1.39%	1.39%	1.38%
Ratio of net investment loss to average net assets:
Before fees waived and expenses recouped(d)	(0.70)%		(1.29)%		(1.54)%	(1.78)%	(1.08)%
After fees waived and expenses recouped(d)	(1.07)%		(1.31)%		(1.18)%	(1.11)%	(1.00)%
Portfolio turnover rate(f)	7%		104%		33%	38%	31%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Effective January 11, 2022, the expense cap decreased from 1.39% to 1.30%.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023		2022		2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$12.60		$17.59		$13.58		$15.35	$18.29

Investment operations:
Net investment loss(a)	(0.08	) (b)	(0.17	) (b)	(0.15)		(0.13)	(0.13	) (b)
Net realized and unrealized gain (loss)	(0.31)		(2.69)		6.04		0.47	(0.35)
Total from investment operations	(0.39)		(2.86)		5.89		0.34	(0.48)

Less distributions:
From net realized gains	(4.53)		(2.13)		(1.88)		(2.11)	(2.46)
Total distributions	(4.53)		(2.13)		(1.88)		(2.11)	(2.46)

Net asset value, end of year	$7.68		$12.60		$17.59		$13.58	$15.35

Total Return(c)	(2.08)%		(18.90)%		43.92%		1.41%	(1.67)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$28,790		$39,308		$61,121		$40,165	$64,501
Ratio of expenses to average net assets:
Before fee waived and expenses recouped(d)	0.72%		1.12%		1.51	% (e)	1.78%	1.22%
After fees waived and expenses recouped(d)	1.05%		1.11	% (f)	1.08%		1.14%	1.14%
Ratio of net investment loss to average net assets:
Before fees waived and expenses recouped(d)	(0.48)%		(1.07)%		(1.31	)% (e)	(1.50)%	(0.84)%
After fees waived and expenses recouped(d)	(0.81)%		(1.06)%		(0.87)%		(0.86)%	(0.75)%
Portfolio turnover rate(g)	7%		104%		33%		38%	31%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Ratios exclude the 12b-1 refund.

(f)	Effective January 11, 2022, the expense cap decreased from 1.14% to 1.05%.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during the period)

	For the
	Period Ended
	May 31,
	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.26

Investment operations:
Net investment income(b)	0.03
Net realized and unrealized loss	(0.14	) (c)
Total from investment operations	(0.11)

Net asset value, end of period	$11.15

Total Return(d)	(0.98	)% (e)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,143
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.54	% (f)
After fees waived and expenses absorbed	1.24	% (f)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.99	% (f)
After fees waived and expenses absorbed	3.29	% (f)
Portfolio turnover rate(g)	188	% (e)

(a)	For the period May 1, 2023 (commencement of operations) to May 31, 2023.

(b)	Based on average shares outstanding for the period.

(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$11.09	$18.27		$11.46	$11.54	$15.14

Investment operations:
Net investment income (loss)(a)	0.01	0.01		(0.04)	0.02	(0.01)
Net realized and unrealized gain (loss)	0.07	(1.00)		7.14	(0.07)	(1.31)
Total from investment operations	0.08	(0.99)		7.10	(0.05)	(1.32)

Less distributions:
Net investment income	(0.02)	—		(0.01)	(0.03)	—
From net realized gains	—	(6.19)		(0.28)	—	(2.28)
Total distributions	(0.02)	(6.19)		(0.29)	(0.03)	(2.28)

Net asset value, end of year	$11.15	$11.09		$18.27	$11.46	$11.54

Total Return(b)	0.76%	(10.43)%		62.34%	(0.44)%	(8.42)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$76,580	$78,983		$20,369	$15,500	$20,389
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.33%	1.36%		1.67%	2.23%	2.02%
After fees waived and expenses absorbed	0.99%	1.00	% (c)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.21)%	(0.30)%		(0.82)%	(0.91)%	(0.91)%
After fees waived and expenses absorbed	0.12%	0.06%		(0.30)%	0.17%	(0.04)%
Portfolio turnover rate(d)	188%	177%		179%	170%	133%

(a)	Based on average shares outstanding for the year.

(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Effective July 1, 2021, the expense cap decreased from 1.15% to 0.99%.

(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022		2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$12.67	$20.91		$16.24	$13.94	$13.16

Investment operations:
Net investment income (loss)(a)	(0.09)	(0.10)		(0.06)	0.03	— (b)
Net realized and unrealized gain (loss)	(0.25)	(1.54)		5.82	3.00	0.88
Total from investment operations	(0.34)	(1.64)		5.76	3.03	0.88

Less distributions:
Net investment income	—	—		(0.03)	(0.01)	—
From net realized gains	(1.66)	(6.60)		(1.06)	(0.72)	(0.10)
Total distributions	(1.66)	(6.60)		(1.09)	(0.73)	(0.10)

Net asset value, end of year	$10.67	$12.67		$20.91	$16.24	$13.94

Total Return(c)	(1.74)%	(16.88)%		35.93%	22.05%	6.80%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$9,624	$12,669		$12,463	$12,191	$13,823
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.36%	1.37%		1.45%	1.88%	2.04%
After fees waived and expenses absorbed	0.94%	0.95	% (d)	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.15)%	(1.00)%		(0.79)%	(0.74)%	(1.10)%
After fees waived and expenses absorbed	(0.73)%	(0.58)%		(0.29)%	0.19%	(0.01)%
Portfolio turnover rate	182%	230%		9%	18%	18%

(a)	Based on average shares outstanding for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective January 11, 2022, the expense cap decreased from 0.95% to 0.94%.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$21.10	$23.57	$16.93	$16.92	$26.95

Investment operations:
Net investment income (loss)(a) (b)	0.19	1.98	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.53)	(2.97)	6.73	1.25	(1.60)
Total from investment operations	(0.34)	(0.99)	6.64	1.20	(1.66)

Less distributions:
Net investment income	(2.11)	—	—	(1.19)	—
From net realized gains	(4.48)	(1.48)	—	—	(8.37)
Total distributions	(6.59)	(1.48)	—	(1.19)	(8.37)

Net asset value, end of year	$14.17	$21.10	$23.57	$16.93	$16.92

Total Return(c)	(0.57)%	(4.94)%	39.20%	6.63%	(4.88)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,433	$37,762	$45,140	$35,278	$33,287
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(d)(e)	1.23%	0.79%	0.92%	1.34%	0.82%
After fees waived and expenses absorbed(d)(e)	0.92%	0.79%	1.13%	1.20%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(d)	0.79%	8.41%	(0.23)%	(0.40)%	(0.09)%
After fees waived and expenses absorbed(d)	1.10%	8.41%	(0.44)%	(0.26)%	(0.27)%
Portfolio turnover rate(f)	13%	65%	15%	7%	17%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the Advisor (affiliated investments).

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022	2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$22.33	$24.83	$17.73		$17.59	$27.53

Investment operations:
Net investment income (loss)(a) (b)	0.25	2.22	0.06		(0.01)	0.02
Net realized and unrealized gain (loss)	(0.56)	(3.24)	7.04		1.36	(1.59)
Total from investment operations	(0.31)	(1.02)	7.10		1.35	(1.57)

Less distributions:
Net investment income	(2.11)	—	—		(1.21)	—
From net realized gains	(4.48)	(1.48)	—		—	(8.37)
Total distributions	(6.59)	(1.48)	—		(1.21)	(8.37)

Net asset value, end of year	$15.43	$22.33	$24.83		$17.73	$17.59

Total Return(c)	(0.38)%	(4.79)%	40.07%		7.17%	(4.23)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,420	$10,136	$10,592		$5,851	$12,919
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(d)(e)	0.99%	0.54%	0.67	% (f)	0.92%	0.44%
After fees waived and expenses absorbed(d)(e)	0.68%	0.54%	0.43%		0.90%	0.62%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(d)	1.03%	8.92%	0.05	% (f)	(0.10)%	0.29%
After fees waived and expenses absorbed(d)	1.34%	8.92%	0.29%		(0.08)%	0.10%
Portfolio turnover rate(g)	13%	65%	15%		7%	17%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the Advisor (affiliated investments).

(f)	Ratios exclude the 12b-1 refund.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022		2021		2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$20.96	$23.32		$17.47		$16.25	$15.65

Investment operations:
Net investment income(a)	1.09	0.41		0.21		0.24	0.24
Net realized and unrealized gain (loss)	(0.89)	(0.55)		6.18		1.28	0.82
Total from investment operations	0.20	(0.14)		6.39		1.52	1.06

Less distributions:
Net investment income	(0.65)	(0.38)		(0.18)		(0.25)	(0.24)
From net realized gains	(2.31)	(1.84)		(0.36)		(0.05)	(0.22)
From return of capital	(0.34)	—		—		—	—
Total distributions	(3.30)	(2.22)		(0.54)		(0.30)	(0.46)

Net asset value, end of year	$17.86	$20.96		$23.32		$17.47	$16.25

Total Return(b)	1.25%	(1.49)%		37.06%		9.35%	6.94%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$46,577	$25,793		$16,186		$11,146	$12,014
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed	1.20%	1.27%		1.44	% (c)	1.89%	2.38%
After fees waived and expenses absorbed	0.97%	0.99	% (d)	1.00%		1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.41%	1.50%		0.59	% (c)	0.47%	0.18%
After fees waived and expenses absorbed	5.64%	1.78%		1.03%		1.36%	1.56%
Portfolio turnover rate	260%	179%		28%		18%	15%

(a)	Based on average shares outstanding for the year.

(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios exclude the 12b-1 refund.

(d)	Effective January 11, 2022, the expense cap decreased from 1.00% to 0.97%.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$13.59	$15.15	$11.81	$11.62	$12.33

Investment operations:
Net investment income (loss)(b) (c)	0.06	(0.03)	(0.09)	0.05	(0.01)
Net realized and unrealized gain (loss)	0.02	(0.80)	3.43	0.72	(0.40)
Total from investment operations	0.08	(0.83)	3.34	0.77	(0.41)

Less distributions:
Net investment income	(0.06)	—	—	(0.06)	—
From net realized gains	(0.87)	(0.73)	—	(0.52)	(0.30)
Total distributions	(0.93)	(0.73)	—	(0.58)	(0.30)

Net asset value, end of year	$12.74	$13.59	$15.15	$11.81	$11.62

Total Return(d)	1.04%	(5.93)%	28.28%	6.53%	(3.22)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$85,244	$92,843	$97,180	$81,511	$85,250
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.74%	1.61%	1.55%	1.56%	1.57%
After fees waived and expenses absorbed(e)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.24%	(0.27)%	(0.70)%	0.39%	(0.07)%
After fees waived and expenses absorbed(e)	0.43%	(0.21)%	(0.70)%	0.40%	(0.05)%
Portfolio turnover rate(f)	96%	67%	79%	128%	120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class A converted to the North Square Tactical Growth Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023		2022(a)	2021	2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$12.69		$14.30	$11.24	$11.14		$11.92

Investment operations:
Net investment loss(b) (c)	(0.04	) (d)	(0.13)	(0.19)	(0.04	) (d)	(0.10	) (d)
Net realized and unrealized gain (loss)	0.03		(0.75)	3.25	0.69		(0.38)
Total from investment operations	(0.01)		(0.88)	3.06	0.65		(0.48)

Less distributions:
Net investment income	(0.01)		—	—	(0.03)		—
From net realized gains	(0.87)		(0.73)	—	(0.52)		(0.30)
Total distributions	(0.88)		(0.73)	—	(0.55)		(0.30)

Net asset value, end of year	$11.80		$12.69	$14.30	$11.24		$11.14

Total Return(e)	0.31%		(6.61)%	27.22%	5.73%		(3.92)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$71,369		$84,867	$106,291	$95,291		$104,812
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.50%		2.37%	2.31%	2.33%		2.32%
After fees waived and expenses absorbed(f)	2.30%		2.30%	2.30%	2.30%		2.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed(f)	(0.51)%		(1.02)%	(1.46)%	(0.36)%		(0.85)%
After fees waived and expenses absorbed(f)	(0.31)%		(0.95)%	(1.45)%	(0.33)%		(0.83)%
Portfolio turnover rate(g)	96%		67%	79%	128%		120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class C converted to the North Square Tactical Growth Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$13.87	$15.42	$12.00	$11.77	$12.46

Investment operations:
Net investment income (loss)(b) (c)	0.09	0.01	(0.06)	0.08	0.02 (d)
Net realized and unrealized gain (loss)	0.03	(0.83)	3.48	0.74	(0.41)
Total from investment operations	0.12	(0.82)	3.42	0.82	(0.39)

Less distributions:
Net investment income	(0.08)	—	— (e)	(0.07)	—
From net realized gains	(0.87)	(0.73)	—	(0.52)	(0.30)
Total distributions	(0.95)	(0.73)	—	(0.59)	(0.30)

Net asset value, end of year	$13.04	$13.87	$15.42	$12.00	$11.77

Total Return(f)	1.33%	(5.71)%	28.53%	6.88%	(3.02)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$314,829	$344,653	$391,964	$314,646	$337,265
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(g)	1.50%	1.38%	1.33%	1.34%	1.33%
After fees waived and expenses absorbed(g)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(g)	0.48%	(0.03)%	(0.48)%	0.62%	0.13%
After fees waived and expenses absorbed(g)	0.68%	0.05%	(0.45)%	0.66%	0.16%
Portfolio turnover rate(h)	96%	67%	79%	128%	120%

(a)	Effective June 11, 2021 the Stadion Tactical Growth Fund Class I converted to the North Square Tactical Growth Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Rounds to less than $0.005 per share.

(f)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Does not include expenses of the investment companies in which the Fund invests.

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$16.05	$16.00	$12.41	$13.52	$13.26

Investment operations:
Net investment income (loss)(b) (c)	0.05	(0.11)	(0.10)	0.07	0.03
Net realized and unrealized gain (loss)	(0.68)	0.16	3.69	(1.12)	0.23
Total from investment operations	(0.63)	0.05	3.59	(1.05)	0.26

Less distributions:
Net investment income	—	—	—	(0.06)	—
Total distributions	—	—	—	(0.06)	—

Net asset value, end of year	$15.42	$16.05	$16.00	$12.41	$13.52

Total Return(d)	(3.93)%	0.30%	28.93%	(7.85)%	1.96%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$20,302	$23,392	$21,542	$18,526	$24,231
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.97%	1.86%	1.87%	1.85%	1.84%
After fees waived and expenses absorbed(e)	1.95%	1.86%	1.87%	1.85%	1.84%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.25%	(0.65)%	(0.71)%	0.47%	0.26%
After fees waived and expenses absorbed(e)	0.29%	(0.65)%	(0.71)%	0.47%	0.26%
Portfolio turnover rate(f)	677%	289%	350%	522%	396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class A converted to the North Square Tactical Defensive Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023		2022(a)	2021	2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$14.52		$14.59	$11.40	$12.51		$12.36

Investment operations:
Net investment loss(b) (c)	(0.07	) (d)	(0.21)	(0.19)	(0.03	) (d)	(0.08	) (d)
Net realized and unrealized gain (loss)	(0.61)		0.14	3.38	(1.03)		0.23
Total from investment operations	(0.68)		(0.07)	3.19	(1.06)		0.15

Less distributions:
Net investment income	—		—	—	(0.05)		—
Total distributions	—		—	—	(0.05)		—

Net asset value, end of year	$13.84		$14.52	$14.59	$11.40		$12.51

Total Return(e)	(4.68)%		(0.49)%	27.98%	(8.54)%		1.21%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,005		$7,265	$11,711	$13,586		$19,151
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.74%		2.62%	2.62%	2.61%		2.59%
After fees waived and expenses absorbed(f)	2.70%		2.62%	2.62%	2.61%		2.59%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed(f)	(0.52)%		(1.37)%	(1.42)%	(0.24)%		(0.64)%
After fees waived and expenses absorbed(f)	(0.48)%		(1.37)%	(1.42)%	(0.24)%		(0.64)%
Portfolio turnover rate(g)	677%		289%	350%	522%		396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class C converted to the North Square Tactical Defensive Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$16.47	$16.39	$12.69	$13.79	$13.50

Investment operations:
Net investment income (loss)(b) (c)	0.09	(0.07)	(0.07)	0.09	0.03
Net realized and unrealized gain (loss)	(0.70)	0.15	3.77	(1.13)	0.26
Total from investment operations	(0.61)	0.08	3.70	(1.04)	0.29

Less distributions:
Net investment income	—	—	—	(0.06)	—
Total distributions	—	—	—	(0.06)	—

Net asset value, end of year	$15.86	$16.47	$16.39	$12.69	$13.79

Total Return(d)	(3.70)%	0.46%	29.16%	(7.61)%	2.15%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$36,249	$42,354	$44,999	$46,311	$54,684
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.77%	1.66%	1.68%	1.66%	1.64%
After fees waived and expenses absorbed(e)	1.70%	1.66%	1.68%	1.66%	1.64%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.47%	(0.44)%	(0.50)%	0.65%	0.21%
After fees waived and expenses absorbed(e)	0.53%	(0.44)%	(0.50)%	0.65%	0.21%
Portfolio turnover rate(f)	677%	289%	350%	522%	396%

(a)	Effective June 11, 2021 the Stadion Tactical Defensive Fund Class I converted to the North Square Tactical Defensive Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.99	$11.67	$10.72	$10.37	$10.94

Investment operations:
Net investment income(b) (c)	0.11	0.02	0.06	0.13	0.17
Net realized and unrealized gain (loss)	(0.74)	(0.68)	0.98	0.39	(0.62)
Total from investment operations	(0.63)	(0.66)	1.04	0.52	(0.45)

Less distributions:
Net investment income	(0.09)	(0.02)	(0.08)	(0.17)	(0.12)
From net realized gains	—	—	(0.01)	—	—
Total distributions	(0.09)	(0.02)	(0.09)	(0.17)	(0.12)

Net asset value, end of year	$10.27	$10.99	$11.67	$10.72	$10.37

Total Return(d)	(5.72)%	(5.69)%	9.74%	5.04%	(4.13)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,351	$2,224	$2,708	$2,659	$4,733
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	2.09%	1.87%	1.97%	1.89%	1.94%
After fees waived and expenses absorbed(e)	1.63%	1.63%	1.63%	1.63%	1.63%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(e)	0.57%	(0.06)%	0.22%	0.95%	1.27%
After fees waived and expenses absorbed(e)	1.02%	0.18%	0.56%	1.21%	1.58%
Portfolio turnover rate(f)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class A converted to the North Square Trilogy Alternative Return Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$10.65	$11.38	$10.47	$10.14	$10.73

Investment operations:
Net investment income (loss)(b) (c)	0.03	(0.06)	(0.02)	0.04	0.07
Net realized and unrealized gain (loss)	(0.72)	(0.67)	0.96	0.40	(0.59)
Total from investment operations	(0.69)	(0.73)	0.94	0.44	(0.52)

Less distributions:
Net investment income	(0.04)	—	(0.03)	(0.11)	(0.07)
From net realized gains	—	—	— (d)	—	—
Total distributions	(0.04)	—	(0.03)	(0.11)	(0.07)

Net asset value, end of year	$9.92	$10.65	$11.38	$10.47	$10.14

Total Return(e)	(6.49)%	(6.41)%	8.97%	4.34%	(4.84)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,678	$3,739	$4,789	$5,384	$7,460
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(f)	2.87%	2.65%	2.73%	2.68%	2.63%
After fees waived and expenses absorbed(f)	2.38%	2.38%	2.38%	2.38%	2.38%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(f)	(0.23)%	(0.84)%	(0.52)%	0.13%	0.43%
After fees waived and expenses absorbed(f)	0.27%	(0.57)%	(0.17)%	0.43%	0.68%
Portfolio turnover rate(g)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class C converted to the North Square Trilogy Alternative Return Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Rounds to less than $0.005 per share.

(e)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not reflect sales load.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Trilogy Alternative Return Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022(a)	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$11.05	$11.71	$10.76	$10.40	$10.97

Investment operations:
Net investment income(b) (c)	0.13	0.05	0.09	0.15	0.18
Net realized and unrealized gain (loss)	(0.74)	(0.68)	0.98	0.41	(0.60)
Total from investment operations	(0.61)	(0.63)	1.07	0.56	(0.42)

Less distributions:
Net investment income	(0.11)	(0.03)	(0.11)	(0.20)	(0.15)
From net realized gains	—	—	(0.01)	—	—
Total distributions	(0.11)	(0.03)	(0.12)	(0.20)	(0.15)

Net asset value, end of year	$10.33	$11.05	$11.71	$10.76	$10.40

Total Return(d)	(5.56)%	(5.45)%	9.98%	5.39%	(3.90)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$22,767	$35,788	$39,552	$42,622	$52,330
Ratio of expenses to average net assets:
Before fee waived and expenses absorbed(e)	1.89%	1.68%	1.79%	1.72%	1.65%
After fees waived and expenses absorbed(e)	1.38%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed(e)	0.73%	0.13%	0.43%	1.09%	1.39%
After fees waived and expenses absorbed(e)	1.24%	0.43%	0.84%	1.43%	1.66%
Portfolio turnover rate(f)	8%	16%	11%	21%	5%

(a)	Effective June 11, 2021 the Stadion Trilogy Alternative Return Fund Class I converted to the North Square Trilogy Alternative Return Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

Note 1 – Organization

North Square Spectrum Alpha Fund (formerly, North Square Oak Ridge Small Cap Growth Fund) (“Spectrum Alpha” or “Spectrum Alpha Fund”), North Square Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), North Square Advisory Research Small Cap Growth Fund (formerly, North Square Oak Ridge All Cap Growth Fund) (“Small Cap Growth” or “Small Cap Growth Fund”), North Square Multi Strategy Fund (“Multi Strategy” or “Multi Strategy Fund”), North Square Preferred and Income Securities Fund (formerly, North Square Oak Ridge Dividend Growth Fund) (“Preferred and Income Securities” or “Preferred and Income Securities Fund”), North Square Tactical Growth Fund (“Tactical Growth” or “Tactical Growth Fund”), North Square Tactical Defensive Fund (“Tactical Defensive” or “Tactical Defensive Fund”) and North Square Trilogy Alternative Return Fund (“Trilogy Alternative Return” or “Trilogy Alternative Return Fund”) are organized as a series of North Square Investments Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Spectrum Alpha Fund, Dynamic Small Cap Fund, Small Cap Growth Fund, Multi Strategy Fund, Preferred and Income Securities Fund, Tactical Growth Fund, Tactical Defensive Fund, and Trilogy Alternative Return Fund are diversified Funds.

The Spectrum Alpha Fund’s primary investment objective is to provide capital appreciation. Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to become a “fund of funds” that invests primarily in affiliated mutual funds. Prior to January 11, 2022, the Fund invested primarily in equity securities of small capitalization companies. Effective January 11, 2022, the Fund’s sub-adviser also changed. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Dynamic Small Cap Fund’s primary investment objective is long-term capital appreciation. The Fund has adopted the historical performance of the Oak Ridge Dynamic Small Cap Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Small Cap Growth Fund’s primary investment objective is long-term growth of capital. Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to invest, under normal circumstances, primarily in equity securities of small capitalization companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Effective January 11, 2022, the Fund’s sub-adviser also changed. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Multi Strategy Fund’s primary investment objective is to provide capital appreciation. The Fund has adopted the historical performance of the Oak Ridge Multi Strategy Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Preferred and Income Securities Fund’s primary investment objective is to seek total return through current income and capital appreciation. Effective January 11, 2022, the Fund made certain changes to its investment objective and principal investment strategies, including the modification of the strategies to invest in a portfolio of preferred and debt securities issued by U.S. and non? U.S. companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Effective January 11, 2022, the Fund’s sub-adviser also changed. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Tactical Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The Tactical Defensive Fund’s primary investment objective is to seek capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

The Trilogy Alternative Return Fund’s primary investment objective is total return, with an emphasis on lower risk and volatility than the U.S. equity markets. The Fund has adopted the historical performance of the Stadion Trilogy Alternative Return Fund (the “Predecessor Fund”), a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Please see the Fund’s Prospectus for additional information on Predecessor Funds.

The shares of each class represent an interest in the same portfolio of investments of their respective Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased or sold by the Funds generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, as Valuation Designee, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board receives a report on all securities that were fair valued by the Advisor during the quarter.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

(b) Purchased/Written Option Contracts

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Fund to equity price risk. At May 31, 2023, the North Square Trilogy Alternative Return Fund had an amount of $44,117 due to Interactive Brokers, LLC for option contracts which are presented on the Fund’s Statement of Assets and Liabilities.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Funds, that are specific to individual share classes, are accrued directly to the respective share class.

(d) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the previous three tax year ends and the interim tax

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

period since then, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Preferred and Income Securities Fund will make distributions of net investment income monthly. The Spectrum Alpha Fund, Dynamic Small Cap Fund, Small Cap Growth Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Trilogy Alternative Return Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Line of Credit

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Trust, expiring on June 12, 2024. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Trust may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds, or 33.33% of unencumbered assets.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of May 31, 2023, the Prime Rate was 8.25%. During the year ended May 31, 2023, Dynamic Small Cap Fund had one draw on the line of credit for one day in the amount of $565,000 at 7.00%.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with North Square Investments, LLC (the “Advisor” or “NSI”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. Fees paid to the Advisor for the year ended May 31, 2023 are reported on the Statements of Operations. The annual and tiered rates are listed by Fund in the below table:

Investment
Advisory Fees
Spectrum Alpha Fund	0.20%
Dynamic Small Cap Fund	0.90%
Small Cap Growth Fund	0.70%
Multi Strategy Fund	0.00%-0.50%(a)
Preferred and Income Securities Fund	0.75%
Tactical Growth Fund
First $150 Million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%
Tactical Defensive Fund
First $150 Million	1.25%
$150 Million up to $500 million	1.00%
Thereafter	0.85%
Trilogy Alternative return Fund
First $150 million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%

(a)	The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the Trust advised by the Advisor (“affiliated investments”) and (ii) 0.50% for Fund assets invested in non-affiliated investments. For the year ended May 31, 2023, the amount of advisory fees waived due to affiliated investments is reported under “Affiliated fund fee waived” on the Statements of Operations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

The Advisor engages NSI Retail Advisors, LLC (“NSI Retail”) to manage the Spectrum Alpha Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Trilogy Alternative Return Fund as sub-advisor, Algert Global LLC (“Algert Global”) to manage the Dynamic Small Cap Fund as sub-advisor, Advisory Research, Inc. (“ARI”) to manage the Small Cap Growth Fund, and Red Cedar Investment Management, LLC (“Red Cedar”) to manage the Preferred and Income Securities Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses
		Class A	Class C	Class I
	Agreement Expires	Shares(a)	Shares(a)	Shares(a)
Spectrum Alpha Fund	September 30, 2025	1.30%	—	1.05%
Dynamic Small Cap Fund	September 30, 2029	1.24%	—	0.99%
Advisory Research Small Cap Growth Fund	September 30, 2029	1.19%(b)	—	0.94%
Multi Strategy Fund	September 30, 2029	1.20%	—	1.17%
Preferred and Income Securities Fund	September 30, 2029	—	—	0.97%
Tactical Growth Fund	September 30, 2025	1.30%(c)	1.30%(c)	1.30%(c)
Tactical Defensive Fund	September 30, 2025	1.70%(c)	1.70%(c)	1.70%(c)
Trilogy Alternative Return Fund	September 30, 2025	1.38%(c)	1.38%(c)	1.38%(c)

(a)	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

(b)	This class is currently not available for purchase.

(c)	Exclusive of payments under a Rule 12b-1 Distribution Plan.

The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Fund for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. For the year ended May 31, 2023, the Spectrum Alpha Fund recouped $187,813 and $112,814 in Class A and Class I, respectively.

The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Spectrum Alpha Fund
	Class A	Class I	Total
May 31, 2024	$312,918	$166,395	$479,313
May 31, 2025	$128,144	$93,377	$221,521
	$441,062	$259,772	700,834

	Dynamic Small Cap Fund
	Class A	Class I	Total
May 31, 2024	—	$98,584	$98,584
May 31, 2025	—	$162,452	$162,452
May 31, 2026	$127	$238,685	$238,812
	$127	$499,721	$499,848

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

			Advisory
			Research Small	Preferred
			Cap Growth	and Income
			Fund	Securities Fund
May 31, 2024			$68,724	$60,057
May 31, 2025			$57,980	$56,691
May 31, 2026			$46,842	$94,057
			$173,546	$210,805

	Tactical Growth Fund
	Class A	Class C	Class I	Total
May 31, 2025	$64,123	$70,169	$300,815	$435,107
May 31, 2026	$171,866	$153,546	$626,943	$952,355
	$235,989	$223,715	$927,758	$1,387,462

	Tactical Defensive Fund
	Class A	Class C	Class I	Total
May 31, 2026	$7,574	$2,679	$25,875	$36,128

	Trilogy Alternative Return Fund
	Class A	Class C	Class I	Total
May 31, 2025	$5,635	$10,923	$108,017	$124,575
May 31, 2026	$7,816	$15,224	$133,633	$156,673
	$13,451	$26,147	$241,650	$281,248

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Funds’ fund accountant, transfer agent and administrator. Prior to May 8, 2023 U.S. Bank Global Fund Services provided administrative, transfer agent and fund accounting services to the Funds. The Funds’ allocated fees incurred for fund accounting, transfer agency and fund administration for the year ended May 31, 2023 are reported on the Statements of Operations.

Compass Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Prior to May 8, 2023, ACA Group provided Chief Compliance Officer services to the Trust. The Funds’ allocated fees incurred for compliance services for the year ended May 31, 2023, are reported on the Statements of Operations.

Each Independent Trustee receives from the Trust an annual retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Governance Committee receives an additional annual retainer of $5,000, respectively.

Certain officers and a Trustee of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Funds for serving in such capacities.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

Note 4 - Federal Income Taxes

At May 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

			Advisory
			Research Small		Preferred and
	Spectrum Alpha	Dynamic Small	Cap Growth	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund	Fund
Tax cost of investments	$88,641,031	$77,838,280	$8,248,870	$39,922,887	$44,912,808
Gross unrealized appreciation	$10,751	$6,546,737	$1,567,786	$1,387,608	$966,258
Gross unrealized depreciation	(15,233,842)	(5,218,159)	(199,654)	(2,229,126)	(1,013,424)
Net unrealized appreciation (depreciation) on investments	$(15,223,091)	$1,328,578	$1,368,132	$(841,518)	$(47,166)

					Trilogy
			Tactical Growth	Tactical Defensive	Alternative
			Fund	Fund	Return Fund
Tax cost of investments			$369,138,113	$62,274,171	$21,431,878
Gross unrealized appreciation			$103,362,270	$471,769	$8,665,481
Gross unrealized depreciation			(1,047,247)	(1,042,177)	(3,260,856)
Net unrealized appreciation (depreciation) on investments			$102,315,023	$(570,408)	$5,404,625

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Reclassifications are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares, net operating losses, return of capital, and taxable overdistributions. For the year ended May 31, 2023, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/ loss and accumulated net realized gain/loss as follows:

		Accumulated Earnings
	Paid-In Capital	(Deficit)
Spectrum Alpha Fund	$(973,973)	$973,973
Dynamic Small Cap Fund	(55,848)	55,848
Advisory Research Small Cap Growth Fund	(99,486)	99,486
Multi Strategy Fund	347,326	(347,326)
Preferred and Income Securities Fund	(64)	64
Tactical Growth Fund	1,809,242	(1,809,242)
Tactical Defensive Fund	(216,126)	216,126
Trilogy Alternative Return Fund	(6,910)	6,910

As of May 31, 2023, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

			Advisory
			Research Small		Preferred and
	Spectrum Alpha	Dynamic Small	Cap Growth	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund	Fund
Undistributed ordinary income	$—	$—	$—	$498,762	$—
Accumulated capital and other losses	(2,233,773)	(11,933,006)	(3,265,745)	—	(3,412,296)
Other temporary difference	—	—	—	—	609,883
Unrealized appreciation (depreciation) on investments	(15,223,091)	1,328,578	1,368,132	(841,518)	(52,934)
Total accumulated deficit	$(17,456,864)	$(10,604,428)	$(1,897,613)	$(342,756)	$(2,855,347)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

			Trilogy
	Tactical Growth	Tactical Defensive	Alternative
	Fund	Fund	Return Fund
Undistributed ordinary income	$—	$—	$112,275
Accumulated capital and other losses	(4,588,324)	(11,684,096)	(3,350,252)
Unrealized appreciation (depreciation) on investments	102,315,023	(570,408)	5,404,625
Total accumulated earnings (deficit)	$97,726,699	$(12,254,504)	$2,166,648

The tax character of distributions paid for the fiscal years ended May 31, 2023 and May 31, 2022 were as follows:

			Dynamic		Advisory Research Small Cap
	Spectrum Alpha Fund		Small Cap Fund		Growth Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$—	$2,234,423	$144,105	$5,391,208	$—	$10,604
Long-term capital gains	37,229,970	15,159,013	—	1,222,457	1,422,533	2,953,601
Total distributions paid	$37,229,970	$17,393,436	$144,105	$6,613,665	$1,422,533	$2,964,205

	Multi Strategy Fund		Preferred and Income Securities Fund		Tactical Growth Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$4,507,952	$—	$1,411,731	$219,870	$2,380,891	$19,279,397
Long-term capital gains	9,580,068	3,299,535	4,921,108	1,247,779	31,241,773	8,625,075
Return of Capital	—	—	702,036	—	—	—
Total distributions paid	$14,088,020	$3,299,535	$7,034,875	$1,467,649	$33,622,664	$27,904,472

			Tactical Defensive Fund		Trilogy Alternative Return Fund
			2023	2022	2023	2022
Distributions paid from:
Ordinary income			$—	$—	$278,247	$102,714
Total distributions paid			$—	$—	$278,247	$102,714

As of May 31, 2023, the following funds have nonexpiring capital loss carryforwards:

	Short-Term	Long-Term
Spectrum Alpha Fund	$1,497,212	$367,937
Dynamic Small Cap Fund	11,933,006	—
Advisory Research Small Cap Growth Fund	3,236,067	—
Multi Strategy Fund	—	—
Preferred and Income Securities Fund	3,029,689	382,607
Tactical Growth Fund	2,893,738	1,694,586
Tactical Defensive Fund	11,684,096	—
Trilogy Alternative Return Fund	3,350,252	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

As of May 31, 2023, the Funds had the following qualified late-year ordinary losses and post-October losses which are deferred until fiscal year 2024 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. Capital losses incurred after October 31 within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

	Late Year Losses	Post October Losses
Spectrum Alpha Fund	$368,624	$—
Advisory Research Small Cap Growth Fund	29,678	—

Note 5 – Investment Transactions

For the year ended May 31, 2023, purchases and sales of investments were as follows:

	Purchases	Sales
Spectrum Alpha Fund	$5,989,025	$24,753,894
Dynamic Small Cap Fund	134,374,400	136,651,384
Advisory Research Small Cap Growth Fund	20,324,282	23,661,087
Multi Strategy Fund	5,683,535	12,376,691
Preferred and Income Securities Fund	112,391,089	93,405,022
Tactical Growth Fund	343,473,478	306,751,680
Tactical Defensive Fund	203,260,709	168,623,790
Trilogy Alternative Return Fund	2,519,021	13,929,874

For the year ended May 31, 2023, the Preferred and Income Securities Fund had purchases and sales of long-term U.S. government obligations of $2,111,156 and $2,461,252, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended May 31, 2023, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

For the year ended May 31, 2023, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2023, in valuing the Funds’ assets carried at fair value:

North Square Spectrum Alpha Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$764,588	$—	$—	$764,588
Mutual Funds	72,289,205	—	—	72,289,205
Short-Term Investment	364,147	—	—	364,147
Total	$73,417,940	$—	$—	$73,417,940

North Square Dynamic Small Cap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$76,318,317	$—	$—	$76,318,317
Exchange-Traded Funds	1,911	—	—	1,911
Short-Term Investment	2,846,630	—	—	2,846,630
Total	$79,166,858	$—	$—	$79,166,858

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

North Square Advisory Research
Small Cap Growth Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$9,166,536	$—	$—	$9,166,536
Short-Term Investment	450,466	—	—	450,466
Total	$9,617,002	$—	$—	$9,617,002

North Square Multi Strategy Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$12,708,979	$—	$—	$12,708,979
Mutual Funds	26,103,861	—	—	26,103,861
Short-Term Investments	268,529	—	—	268,529
Total	$39,081,369	$—	$—	$39,081,369

North Square Preferred and Income Securities Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks	$1,171,640	$1,906,144	$—	$3,077,784
Corporate Bonds	—	40,847,755	—	40,847,755
Short-Term Investment	940,103	—	—	940,103
Total	$2,111,743	$42,753,899	$—	$44,865,642

North Square Tactical Growth Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$394,795,177	$—	$—	$394,795,177
Short-Term Investment	76,657,959	—	—	76,657,959
Total	$471,453,136	$—	$—	$471,453,136

North Square Tactical Defensive Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$31,667,396	$—	$—	$31,667,396
Short-Term Investment	30,036,367	—	—	30,036,367
Total	$61,703,763	$—	$—	$61,703,763

North Square Trilogy Alternative Return Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$9,586,217	$—	$—	$9,586,217
Exchange-Traded Funds	15,500,002	—	—	15,500,002
Purchased Options	—	2,138,300	—	2,138,300
Short-Term Investment	500,559	—	—	500,559
Total	$25,586,778	$2,138,300	$—	$27,725,078

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

North Square Trilogy Alternative Return Fund		Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(898,575)	$—	$(898,575)
Total	$—	$(898,575)	$—	$(898,575)

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Note 10 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a North Square Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Spectrum Alpha Fund

					Change in
	Value				Unrealized
	Beginning of		Sales	Net Realized	Appreciation /	Value End	Dividend	Capital Gain
	Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income	Distributions
North Square Advisory Research Small Cap Growth Fund - Class I	$10,600,059	$1,176,156	$(2,475,000)	$(1,166,245)	$(195,367)	$7,939,603	$—	$1,176,156
North Square Advisory Research Small Cap Value Fund - Class I	17,370,495	981,267	(2,775,000)	(474,699)	(1,760,492)	13,341,571	17,085	964,184
North Square Dynamic Small Cap Fund -Class I	67,197,530	115,074	(16,425,000)	(2,766,963)	2,887,390	51,008,031	115,074	—

	Shares
	Beginning of			Shares End of
	Period	Purchases	Sales	Period
North Square Advisory Research Small Cap Growth Fund - Class I	836,475	118,504	(210,874)	744,105
North Square Advisory Research Small Cap Value Fund - Class I	1,630,496	104,666	(278,659)	1,456,503
North Square Dynamic Small Cap Fund - Class I	6,060,602	10,769	(1,496,660)	4,574,711

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

Multi Strategy Fund

					Change in
	Value				Unrealized
	Beginning of		Sales	Net Realized	Appreciation /	Value End	Dividend	Capital Gain
	Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income	Distributions
North Square Advisory Research Small Cap Growth Fund - Class I	$2,046,023	$233,976	$(450,000)	$15,162	$(285,145)	$1,560,016	$—	$233,976
North Square Advisory Research Small Cap Value Fund - Class I	2,559,638	156,982	(200,000)	(43,570)	(314,802)	2,158,248	2,733	154,248
North Square Altrinsic International Equity Fund - Class I	3,775,913	1,054,852	—	—	(13,756)	4,817,009	54,852	—
North Square Dynamic Small Cap Fund -Class I	8,739,379	18,126	(900,000)	(70,182)	153,364	7,940,687	18,126	—
North Square McKee Bond Fund - Class R6	1,389,777	761,169	(145,000)	(12,554)	(29,391)	1,964,001	41,169	—
North Square Preferred and Income Securities Fund - Class I	9,021,722	1,297,383	(2,250,000)	496,603	(1,683,843)	6,881,865	389,642	907,740
North Square Strategic Income Fund - Class I	1,076,918	30,585	(275,000)	2,046	(52,514)	782,035	30,584	—

	Shares
	Beginning of			Shares End of
	Period	Purchases	Sales	Period
North Square Advisory Research Small Cap Growth Fund - Class I	161,456	23,574	(38,824)	146,206
North Square Advisory Research Small Cap Value Fund - Class I	240,263	16,744	(21,390)	235,617
North Square Altrinsic International Equity Fund – Class I	379,744	103,406	—	483,150
North Square Dynamic Small Cap Fund - Class I	788,212	1,696	(77,739)	712,169
North Square McKee Bond Fund – Class R6	152,154	87,345	(15,809)	223,690
North Square Preferred and Income Securities Fund – Class I	430,479	70,650	(115,806)	385,323
North Square Strategic Income Fund – Class I	117,681	3,471	(30,218)	90,934

Note 11 – Derivative and Other Financial Instruments

At May 31, 2023, the North Square Trilogy Alternative Return Fund held derivative and other financial instruments which are not subject to a master netting arrangement.

The following table presents the fair value of derivative instruments for the North Square Trilogy Alternative Return Fund as of May 31, 2023 as presented on the Fund’s Statement of Assets and Liabilities:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments, at value		$2,138,300
Written Options		Options written, at value	(898,575)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

The following table presents the results of the derivative trading and information related to volume for the year ended May 31, 2023 for the North Square Trilogy Alternative Return Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

			Change in Unrealized
			Appreciation
	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on	(Depreciation) on
Derivatives	on Statement of Operations	Derivatives	Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$(361,579)	$(3,850,908)
Written Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	1,960,973	649,499

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts held in the Trilogy Alternative Return Fund during the year ended May 31, 2023 were:

Average Ending
Derivatives	Monthly Notional
Purchased Options	$4,886,588
Written Options	(2,292,651)

Note 12 – Underlying Investment in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end and closed-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of May 31, 2023, the Spectrum Alpha Fund had 98.6% of the value of its net assets invested in open-end mutual funds. As of May 31, 2023, the Multi Strategy Fund had 32.7% and 67.1% of the value of its net assets invested in ETFs and open-end mutual funds, respectively. As of May 31, 2023, the Tactical Growth Fund had 83.7% of the value of its net assets invested in ETFs. As of May 31, 2023, the Tactical Defensive Fund had 52.3% and 49.6% of the value of its net assets invested in ETFs and money market mutual funds, respectively. As of May 31, 2023, the Trilogy Alternatives Return Fund had 57.8% of the value of its net assets invested in ETFs. The financial statements of these ETFs and money market mutual funds can be found at www.sec.gov and should be read in conjunction with the Funds’ financial statements.

Note 13 – Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector or industry, any development affecting that sector or industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector or industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector or industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2023, the Advisory Research Small Cap Growth Fund had 29.2% of the value of its net assets invested in securities within the Technology sector, and the Preferred and Income Securities Fund had 56.8% of the value of its net assets invested in securities within the Banking industry.

Note 14 – Regulatory Updates

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2023

relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 are effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate elated modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Note 15 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

North Square Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North Square Investments Trust comprising North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Advisory Research Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Trilogy Alternative Return Fund (the “Funds”) as of May 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of their operations, and changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended May 31, 2022, and prior, were audited by other auditors whose report dated July 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 28, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2023 was as follows:

North Square Spectrum Alpha Fund	0.00%	North Square Preferred and Income Securities Fund	0.10%
North Square Dynamic Small Cap Fund	100.00%	North Square Tactical Growth Fund	100.00%
North Square Advisory Research Small Cap Growth Fund	0.00%	North Square Tactical Defensive Fund	0.00%
North Square Multi Strategy Fund	0.00%	North Square Trilogy Alternative Return Fund	88.88%

Qualified Dividend Income

For the fiscal year ended May 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

North Square Spectrum Alpha Fund	0.00%	North Square Preferred and Income Securities Fund	0.10%
North Square Dynamic Small Cap Fund	100.00%	North Square Tactical Growth Fund	100.00%
North Square Advisory Research Small Cap Growth Fund	0.00%	North Square Tactical Defensive Fund	0.00%
North Square Multi Strategy Fund	0.00%	North Square Trilogy Alternative Return Fund	100.00%

Long-Term Capital Gain Designation

For the fiscal year ended May 31, 2023, the Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

North Square Spectrum Alpha Fund	$37,229,963	North Square Preferred and Income Securities Fund	$4,921,108
North Square Dynamic Small Cap Fund	$—	North Square Tactical Growth Fund	$31,241,662
North Square Advisory Research Small Cap Growth Fund	$1,422,527	North Square Tactical Defensive Fund	$—
North Square Multi Strategy Fund	$9,927,394	North Square Trilogy Alternative Return Fund	$—

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.northsquareinvest.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Name, Address(a), Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time(b)	Principal Occupations During the Past	Number of Portfolios in Fund Complex Overseen(c)	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018).	12	None
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004.	12	Chairman and Director Emeritus, TD Funds USA (2009 - 2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015 - 2019), Adjunct Lecturer (2010 – 2019), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	12	Director, The Vantagepoint Funds (2015 – 2016).

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address(a), Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time(b)	Principal Occupations During the Past	Number of Portfolios in Fund Complex Overseen(c)	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustee(d)
Ian Martin (1968)	Trustee and President	05/2023 to present	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019 – present); Executive Vice President, U.S. Bank Global Fund Services (1992 – 2019).	12	None
Officers of the Trust
Zachary P. Richmond (1980)	Treasurer	05/2023 to present	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC (2015 – present).	N/A	N/A
Karen Jacoppo-Wood (1966)	Secretary	05/2023 to present	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 – present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019 – 2022) (Vice President and Managing Counsel from 2014 – 2019).	N/A	N/A
Martin R. Dean (1963)	Chief Compliance Officer	05/2023 to present	President of Northern Lights Compliance Services, LLC (January 2023 – present); Senior Vice President, Head of Fund Compliance (2020 – January 2023) of Ultimus Fund Solutions, LLC (Vice President and Director of Fund Compliance from 2016 – 2020).	N/A	N/A

(a)	The business address of each Trustee and officer is North Square Investments Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(b)	Trustees and officers serve until their successors are duly elected and qualified.

(c)	The term “Fund Complex” applies to the nine portfolios that currently comprise the Trust, which consists of the five Funds, the North Square Advisory Research Small Cap Value Fund, and the North Square Strategic Income Fund, the North Square Altrinsic International Equity Fund, and the North Square McKee Bond Fund.

(d)	Mr. Martin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the administrator, transfer agent and fund accountant.

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the North Square Investments Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for the funds within the Trust (the “Funds”). The Program seeks to assess and manage each Funds’ liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that each Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Funds’ investment adviser as the administrator for the Program (the “Trust Program Administrator”).

At its meeting on December 7-8, 2022, the Board received and reviewed a written report (the “Report”) from the Trust’s Vice President, on behalf of the Trust Program Administrator, concerning the operation of the Program for the period of October 1, 2021 through September 30, 2022 (the “Period”). The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following: (1) the periodic assessment (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

The Report summarized the operation of the Program and the information and factors considered by the Trust Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. The Report considered each Fund’s liquidity risk under both normal and reasonably foreseeable stressed market conditions using certain factors required by the Rule and the Program, to the extent deemed appropriate by the Trust Program Administrator. The Report stated that the Funds have retained ICE Data Services, a third-party vendor, to provide a liquidity risk classification specified by the Rule. The Report also noted that each Fund primarily held investments that were classified as highly liquid during the review period and that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments. Thus, the Trust Program Administrator concluded in the Report that each Fund is considered a “primarily highly liquid fund” (as defined in the Rule and Program) and each Fund can therefore rely on the exclusion in the Rule from the requirements to establish an HLIM and to adopt policies and procedures for responding to a HLIM shortfall. There were no material changes to the Program during the Period.

Based on its review, the Report of the Trust Program Administrator concluded that the Program is reasonably designed to assess and manage liquidity risk and has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to each Funds’ liquidity developments.

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Change in Independent Registered Public Accounting Firm

On March 29, 2023, the Audit Committee of the Board of Trustees approved the engagement of Cohen and Company, Ltd. (“Cohen”) to serve as the independent registered public accounting firm for each Fund for the fiscal year ending May 31, 2023, in replacement of Tait Weller & Baker LLP (“Tait”) which served previously as the independent registered public accounting firm for the Funds. Having been notified of the Audit Committee’s intention to make this change, Tait resigned as the independent registered public accounting firm of the Funds.

The reports of Tait on the financial statements of the Funds as of and for the fiscal years ended May 31, 2021 and May 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period ended March 29, 2023: (i) there were no disagreements between the Trust and Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended May 31, 2021 and May 31, 2022, and during the subsequent interim period ended March 29, 2023, neither the Trust, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

North Square Funds
EXPENSE EXAMPLES
For the Six Months Ended May 31, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from December 1, 2022 to May 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value,	Account Value,	Expenses Paid	Annualized
	December 1, 2022	May 31, 2023	During Period(a)	Expense Ratio
Spectrum Alpha Fund - Class A
Actual	$1,000.00	$966.70	$6.37	1.30%
Hypothetical(b)	$1,000.00	$1,018.45	$6.54	1.30%
Spectrum Alpha Fund - Class I
Actual	$1,000.00	$966.90	$5.15	1.05%
Hypothetical(b)	$1,000.00	$1,019.70	$5.29	1.05%
Dynamic Small Cap Fund - Class A
Actual(c)	$1,000.00	$990.20	$1.05	1.24%
Hypothetical(b)	$1,000.00	$1,018.75	$6.24	1.24%
Dynamic Small Cap Fund - Class I
Actual	$1,000.00	$980.20	$4.89	0.99%
Hypothetical(b)	$1,000.00	$1,020.00	$4.99	0.99%
Small Cap Growth Fund - Class I
Actual	$1,000.00	$1,011.30	$4.71	0.94%
Hypothetical(b)	$1,000.00	$1,020.24	$4.73	0.94%

North Square Funds
EXPENSE EXAMPLES – Continued
For the Six Months Ended May 31, 2023 (Unaudited)

	Beginning	Ending
	Account Value,	Account Value,	Expenses Paid	Annualized
	December 1, 2022	May 31, 2023	During Period(a)	Expense Ratio
Multi Strategy Fund - Class A
Actual	$1,000.00	$994.80	$4.77	0.96%
Hypothetical(b)	$1,000.00	$1,020.14	$4.84	0.96%
Multi Strategy Fund - Class I
Actual	$1,000.00	$995.30	$3.63	0.73%
Hypothetical(b)	$1,000.00	$1,021.29	$3.68	0.73%
Preferred and Income Securities Fund - Class I
Actual	$1,000.00	$1,028.40	$4.91	0.97%
Hypothetical(b)	$1,000.00	$1,020.09	$4.89	0.97%
Tactical Growth Fund - Class A
Actual	$1,000.00	$1,017.90	$7.80	1.55%
Hypothetical(b)	$1,000.00	$1,017.20	$7.80	1.55%
Tactical Growth Fund - Class C
Actual	$1,000.00	$1,014.30	$11.55	2.30%
Hypothetical(b)	$1,000.00	$1,013.46	$11.55	2.30%
Tactical Growth Fund - Class I
Actual	$1,000.00	$1,019.20	$6.54	1.30%
Hypothetical(b)	$1,000.00	$1,018.45	$6.54	1.30%
Tactical Defensive Fund - Class A
Actual	$1,000.00	$960.10	$9.53	1.95%
Hypothetical(b)	$1,000.00	$1,015.21	$9.80	1.95%
Tactical Defensive Fund - Class C
Actual	$1,000.00	$956.50	$13.17	2.70%
Hypothetical(b)	$1,000.00	$1,011.47	$13.54	2.70%
Tactical Defensive Fund - Class I
Actual	$1,000.00	$961.20	$8.31	1.70%
Hypothetical(b)	$1,000.00	$1,016.45	$8.55	1.70%
Trilogy Alternative Return Fund - Class A
Actual	$1,000.00	$979.40	$8.04	1.63%
Hypothetical(b)	$1,000.00	$1,016.80	$8.20	1.63%
Trilogy Alternative Return Fund - Class C
Actual	$1,000.00	$975.40	$11.72	2.38%
Hypothetical(b)	$1,000.00	$1,013.06	$11.94	2.38%
Trilogy Alternative Return Fund - Class I
Actual	$1,000.00	$980.80	$6.82	1.38%
Hypothetical(b)	$1,000.00	$1,018.05	$6.94	1.38%

(a)	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by (182/365) (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

(c)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by (31/365) (to reflect the since period of since inception of May 1, 2023 to May 31, 2023).

THIS PAGE INTENTIONALLY LEFT BLANK

North Square Funds

Advisor
North Square Investments, LLC
10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603

Sub-Advisor	Sub-Advisor
Algert Global LLC	NSI Retail Advisors, LLC
101 California Street, Suite 4225	One Gateway Center
San Francisco, California 94111	Pittsburgh, Pennsylvania 15222

Sub-Advisor	Sub-Advisor
Red Cedar Investment Management, LLC	Advisor Research Inc.
333 Bridge Street NW, Suite 601	180 North Stetson Avenue, Suite 5500
Grand Rapids, Michigan 49504	Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 300
Milwaukee, Wisconsin 53212

Fund Administrator, Transfer Agent and Fund Accountant
Ultimus Fund Solutions
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Compass Distributors LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION
Fund Name		Ticker	CUSIP
North Square Spectrum Alpha Fund	Class A	ORIGX	66263L304
North Square Spectrum Alpha Fund	Class I	ORIYX	66263L858
North Square Dynamic Small Cap Fund	Class A	ORSAX	66263L502
North Square Dynamic Small Cap Fund	Class I	ORSIX	66263L825
North Square Advisory Research Small Cap Growth Fund	Class I	ODGIX	66263L601
North Square Multi Strategy Fund	Class A	ORILX	66263L700
North Square Multi Strategy Fund	Class I	PORYX	66263L833
North Square Preferred and Income Securities Fund	Class I	ORDNX	66263L882
North Square Tactical Growth Fund	Class A	ETFAX	66263L734
North Square Tactical Growth Fund	Class C	ETFCX	66263L742
North Square Tactical Growth Fund	Class I	ETFOX	66263L726
North Square Tactical Defensive Fund	Class A	ETFRX	66263L718
North Square Tactical Defensive Fund	Class C	ETFZX	66263L692
North Square Tactical Defensive Fund	Class I	ETFWX	66263L684
North Square Trilogy Alternative Return Fund	Class A	STTGX	66263L650
North Square Trilogy Alternative Return Fund	Class C	STTCX	66263L668
North Square Trilogy Alternative Return Fund	Class I	STTIX	66263L676

Privacy Principles of the North Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the North Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800)  732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free (855) 551-5521 or by visiting the Funds’ website at www.northsquareinvest.com/fund-reports-holdings.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 551-5521.

North Square Funds
c/o Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246
1-855-551-5521

North Square - AR - 5/23

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee.  David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principle Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for the fiscal years ended May 31, 2023 and May 31, 2022 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $116,000 and $119,760, respectively.

(b) Audit-Related Fees: The aggregate fees billed for the fiscal years ended May 31, 2023 and May 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for the fiscal years ended May 31, 2023 and May 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $26,000 and $20,000, respectively.

(d) All Other Fees: The aggregate fees billed for the fiscal years ended May 31, 2023 and May 31, 2022 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1) Pre-Approval Policies and Procedures. T The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended May 31, 2023 and May 31, 2022 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $26,000 and $20,000, respectively.

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not Applicable – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable – applies to closed-end funds only

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable to Registrant.

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) North Square Investments Trust

By (Signature and Title)	/s/ Ian Martin

Ian Martin, President

Date	8/09/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin

Ian Martin, President

Date	8/09/2023

By (Signature and Title)	/s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date	8/09/2023